UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number    811-21719

Claymore Trust

(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Nicholas Dalmaso,

2455 Corporate West Drive, Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: November 30

Date of reporting period: November 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual	Claymore Peroni
Report	Equity Opportunities Fund
November 30, 2006

NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

www.claymore.com

. . . your road to the LATEST,

most up-to-date INFORMATION about the

Claymore Peroni Equity Opportunities Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com, you will find:

•	Daily and historical fund pricing, monthly and quarterly fund returns, portfolio holdings and characteristics, distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and copies of shareholder reports.

Claymore Securities is constantly updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report | November 30, 2006

Claymore Peroni Equity Opportunities Fund

Dear Shareholder |

We are pleased to submit the annual shareholder report for Claymore Peroni Equity Opportunities Fund for the fiscal year ended November 30, 2006. As you may know, the Fund’s investment objective is to provide long-term capital growth by investing primarily in concentrated portfolio of common stocks using a technically-derived investment approach.

The Fund’s Class A Shares generated a total return of 13.72% in the fiscal year period, unadjusted for any sales charges.1 This represents a gain in net asset value from $15.53 on November 30, 2005 to $17.66 on November 30, 2006. If sales charges had been included, returns would have been lower. (Please see page 7 for complete performance information and adjusted returns of all share classes.) There is a fee waiver currently in place for this Fund through March 31, 2009. Without this waiver Fund returns would have been lower (Please see Note 3 in the Notes to Financial Statements on page 15 for more information on this fee waiver.) The Fund’s Class A Share return slightly trailed the 14.45% return of the Russell 3000 Index, which is an unmanaged index that measures the performance of approximately 3,000 of the largest U.S. companies based on total capitalization. Index returns reflect the reinvestment of all distributions. It is not possible to invest directly in an index We attribute this underperformance to declines in the Fund’s holdings during the summer market correction. Since then the Fund’s relative performance has improved.

On December 29, 2006, the Fund paid a distribution to Class A and Class C shareholders of record on December 28, 2006. The distribution represented $0.08401 in short-term capital gains and $0.12966 in long-term capital gains.

To learn more about the Fund’s performance in this fiscal period, we encourage you to read the Questions & Answers section of the report on page 4. In it, you’ll find information on Portfolio Manager Eugene E. Peroni, Jr., his investment philosophy and discipline and information about the factors that impacted the Fund’s strong performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit our website at www.claymore.com or call 877-CLAYMORE (877-252-9667) for account information.

Sincerely,

Nicholas Dalmaso

Claymore Peroni Equity Opportunities Fund

[1]	Past performance does not guarantee future performance. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns include reinvestment of dividends and capital gains. Please visit www.claymore.com for more current performance data.

Annual Report | November 30, 2006 | 3

Claymore Peroni Equity Opportunities Fund

Questions & Answers |

Eugene E. Peroni, Jr., Portfolio Manager

Eugene E. Peroni, Jr. joined Claymore in 2002. In addition to managing the Fund, he selects securities for unit investment trusts and is a portfolio manager for a separately managed account program. Mr. Peroni has more than 30 years of investment analysis and management experience. He is one of a small number of professional investment managers that employs a hands-on approach to technical analysis. Peroni shares his market insights regularly on a variety of national business broadcasts and his views have been quoted in the financial print media.

Diane C. Mooney, Vice President/Equity Research

Diane C. Mooney works closely with Mr. Peroni conducting technical research, which plays an integral role in the portfolio stock selection process. Ms. Mooney has nearly 25 years of investment industry experience with a focus on equity research for both static and active portfolio management. She joined Claymore in 2002 and has worked with Mr. Peroni for nearly 20 years.

Claymore Peroni Equity Opportunities Fund is managed by Claymore Advisors, LLC. In the following interview, Portfolio Manager Eugene E. Peroni Jr. discusses the Fund’s performance during the fiscal year ended November 30, 2006.

Please tell us about the market environment during the Fund’s fiscal period.

Equities provided strong performance over the last 12 months, even in spite of a market downturn during the summer months. The broad market as measured by the Russell 3000 Index gained 14.45% in the 12 months ended November 30, 2006. Corporate earnings remained strong and stocks performed well in the face of rising and ultimately falling crude oil prices and vacillating geopolitical tensions. We witnessed broad-based leadership in the market. Many of the groups – technology, health care, energy and manufacturing – that led the market out of its 2002 low continued to show very good relative strength during this fiscal year period.

How did the Fund perform?

The Fund’s Class A Shares, at net asset value, returned 13.72% for the annual period ended November 30, 2006. This return trailed the 14.45% advance of the Fund’s Russell 3000 Index benchmark. (Please see page 7 for complete performance information for both share classes and sales charge adjusted returns.)1 There was a fee waiver in place during the period, which will remain in effect until March 31, 2009. Without this waiver, the Fund’s returns during this period would have been lower. We attribute the Fund’s slight underperformance as compared to its benchmark to a temporary expansion we made to the portfolio’s holdings which is explained in greater detail later in this report.

Will you provide more detail on the changes you made to the portfolio?

The market weakened in May after higher-than-expected inflation data was released and investors worried that the Federal Reserve Board might continue to increase the federal funds rate. Optimism in the market changed to uncertainty and ushered in heavy institutional selling. We believed it was a correction and not the makings of a long-term down-trend. That said, we were prudent in the management of the Fund, choosing to hold a fairly large cash position.

A good deal of new assets flowed into the Fund just as the market began its mid-period correction. We held on to much of the cash throughout the summer months, which helped performance as the market declined. But, as we expanded the number of holdings in the portfolio through September and the Fund became more broadly varied, it underperformed its benchmark.

In October, we rebalanced the portfolio, concentrating the Fund’s assets in the sectors and issues in which we had the highest level of longer-term conviction. We reduced positions in many issues that had performed well, locking in profits for shareholders, and eliminated positions in poor performing issues and those that had been added primarily for defensive purposes. Some of the Fund’s cash reserves were invested as part of the rebalancing. We feel that our technical approach to stock selection is best employed in a more concentrated portfolio. As of November 30, 2006 the Fund held 67 stocks and its performance had improved.

Will you remind us about how you select stocks for the portfolio?

The Fund’s investment objective is to provide long-term capital growth. We seek to achieve that objective by investing primarily in a concentrated portfolio of common stocks. We use a disciplined, technically-derived approach to manage the Fund. To select stocks for the portfolio, we essentially study individual stocks and regard the way that investors perceive opportunities in the marketplace, analyzing price behavior, money flow and volume trends.

[1]	Past performance does not guarantee future performance. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns include reinvestment of dividends and capital gains. Please visit www.claymore.com for more current performance data.

4 | Annual Report | November 30, 2006

Claymore Peroni Equity Opportunities Fund | Questions & Answers continued

Selection process. We begin our stock search from a universe of more than 1,000 stocks. From this universe we employ a bottom-up technical evaluation that identifies approximately 300 to 400 stocks that we believe offer strong future growth potential. These characteristics include the stock’s current price relative to an integral support level, the strength of investor money flows and the sector’s relative attractiveness. This bottom-up evaluation is then blended with a top-down, thematic analysis of market psychology as well as broad economic, monetary and political trends. This helps to identify current and emerging investment themes. From there we select stocks that we believe offer the most attractive investment opportunities. Our process is unconstrained, which enables the Fund to invest in small-, mid- and large-cap companies, and to participate in traditional growth and value styles as market conditions dictate.

What is technical analysis?

Technical analysis is a method of evaluating stocks and the market averages using charts of historical price activity, volume patterns and money flow. Technical analysis attempts to predict future price movements by studying historical trading data as well as investor psychology, while not relying on news from company management to determine buying or selling opportunities.

Risk considerations. When we select stocks, we consider the risk-to-return potential that each individual security might have on the overall portfolio. We also consider investing across a range of sectors in order to appropriately vary holdings and seek to limit investment risk. We monitor the Fund’s portfolio daily on a bottom-up basis and without any preconceived notions or expectations based on external events. We believe this offers a truly unbiased approach to stock selection. We will not normally adjust sector positions unless there is a true technical change in the condition of the stocks held.

Sell discipline. A stock may be added to the portfolio if it meets our technical parameters, and conversely, a stock may be removed if the technical criteria are breached. It may also be removed if the stock begins to significantly underperform the broad market or its respective sector, or if a more attractive investment opportunity is identified.

Which areas of the Fund helped performance?

The Fund generated positive returns in eight out of the 10 sectors represented in the Russell 3000 Index. Industrials, financial services and energy stocks were some of the better performers.

Industrials. Industrial stocks continued to benefit from strong global growth patterns – including the progression of infrastructure projects worldwide. While it is unlikely that the sector can maintain its strong advances indefinitely, we believe industrials will remain one of the market’s basic leadership categories for the foreseeable future.

Jacobs Engineering Group, Inc. (1.1% of total investments) is an example of a holding that benefited from the infrastructure theme. This company is a global provider of technical, engineering and construction services. We purchased this stock soon after the Fund’s inception in August 2005 and it had been one of the Fund’s top-10 holdings. In the latter part of this period we reduced our position in the security to lock in profits for shareholders. Acuity Brands (1.5% of total investments) is a lighting fixture company that was buoyed by the commercial building boom. Since the Fund’s purchase of Acuity in May, the price of the stock has appreciated significantly. Corrections Corporation of America (1.7% of total investments) is a private operator and manager of prisons. The stock is also a long-term holding for the Fund and has been a consistently strong performer. The company has been successful in increasing earnings growth.

Energy. The Fund benefited from strong performance in its energy holdings and an overweight position in energy vs. its benchmark. Many of the holdings were fueled throughout most of the period by rising crude oil prices, which reached a record high of above $78 a barrel in August. The price of crude dropped back to just over $60 by the end of the period. While some of the Fund’s names gave back some earlier gains when the price of oil dropped, returns for the full 12-month period remained strong.

Veritas DGC, Inc. is an oil service company that made substantial progress during the fiscal year period. The company benefited from the growing investment in exploration activities by major oil companies and from the announcement that it would be acquired by a large French oil service provider. We sold the Fund’s position in the stock after the announcement. Peabody Energy Corp. (1.0% of total investments) is a coal company, which has been a long-term holding for the Fund. The stock has provided strong advances during our holding period, but experienced weakness during the summer correction. Once a top-10 holding in the Fund, we reduced the position to preserve gains for shareholders.

Financial services. The financial sector experienced strong, broad-based gains in the period. Increased investment activity supported brokerage firms and an uneventful hurricane season helped insurers grow profits. The NYSE Group, Inc. (2.8% of total

Annual Report | November 30, 2006 | 5

Claymore Peroni Equity Opportunities Fund | Questions & Answers continued

investments) is a holding company that operates two securities exchanges: the NYSE and the NYSE Arca, and is a leading provider of securities listing, trading and market data products and services. The company was formed in connection with the merger of the NYSE and Archipelago, and began its initial trading in March. We began building a position in the stock in May. The stock has performed very well and provided one of the highest absolute returns within the portfolio.

Which areas of the Fund hurt performance?

The Fund’s positions in utilities, consumer staples and health care detracted from performance.

Utilities. Our utilities position declined and underperformed the benchmark’s utility sector. While we slightly increased our exposure to utilities stocks as a defensive measure, the sector remained small on a relative basis. When we rebalanced the Fund in October, we eliminated Questar Corporation and Edison International. On November 30, 2006, the Fund’s utilities position represented 0.8% of total investments.

Consumer Staples. The consumer staples group is another that we added to as we broadened the portfolio in a defensive response to the summer correction. The Fund’s consumer staples stocks generated negative returns, but represented only a small portion of the portfolio. We eliminated all but one of the Fund’s staples stocks. We have maintained a very small position in Bare Escentuals (0.6% of total investments), a cosmetic company. The stock went public on September 29, 2006 and we initiated a position shortly thereafter.

Health Care. The Fund’s health care holdings produced a positive return, but it was materially less than the gain made by health care issues in the Russell 3000 Index. The Fund’s larger-than-benchmark position in the sector also detracted from relative performance. Performance within the sector was quite mixed. There was general weakness in managed health care companies and the Fund’s positions in Sierra Health Services, Inc., and United-Health Group, Inc. hurt performance. Both issues were eliminated from the portfolio as were some other underper-forming stocks. Our outlook for health care, however, remains positive and our technical research suggests that it is a long-term leadership category. We continue to look for opportunities in the health care sector.

What is your outlook for the market in 2007?

We are impressed by the characteristics the market exhibited over the last year. Returns were broad-based – not driven by a narrow theme or a specific cyclical characteristic, which is often typical of market behavior. This indicates to us that it is not a market or an economy that is solely reliant on consumer spending or business spending. While there are always challenges, we believe we are currently in a healthy equity environment and the stock market should perform favorably in the coming year. We believe the Fund is positioned well and will be able to take advantage of opportunities that arise.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio manager and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

The Fund has a limited history of operations.

Investment Risk. An investment in the Fund is subject to risks, and you could lose money on your investment. There can be no assurance that the Fund will achieve its investment objective.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund invested in a larger number of issuers.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Risks of Mid-Cap and Small-Cap Companies. The securities of small-cap or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

Foreign Investment Risk. A portion of the Fund’s total assets may be invested in securities of foreign issuers. This may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries and the potential lack of liquidity, government supervision and regulation. Please refer to the prospectus for more complete risk information.

In addition to the risks described, there are certain other risks related to investing in the Fund. These risks are described further in the Statement of Additional Information.

6 | Annual Report | November 30, 2006

Claymore Peroni Equity Opportunities Fund

Fund Performance and Fund Summary | November 30, 2006

This graph compares a hypothetical $10,000 investment in the Fund’s Class A shares, made at its inception and including payment of the sales charge, with a similar investment in the Russell 3000 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results.

The Russell 3000 Index is a broad representative of the U.S. equity market. The index does not reflect any expenses, fees or sales charges, which would lower performance. The index is unmanaged and it is not possible to invest in an index. Index data source: Russell.com

	Class A Shares		Class C Shares
(Inception Date 8/8/2005)	w/out sales charges	w/maximum 5.75% sales charge	w/out sales charges	w/maximum 1.00% CDSC
One Year	13.72%	7.18%	12.96%	11.96%

Since Inception Average Annual	13.25%	8.25%	12.56%	12.56%

Performance information represents past performance. There is no guarantee of future results. Current performance may be higher or lower than returns shown. For more current Fund information, please visit www.claymore.com. When redeemed, Fund shares may be worth more or less than their original cost.

Total returns with sales charge reflect payment of the maximum sales charge of 5.75% for Class A shares and a contingent deferred sales charge of 1.00% for Class C shares redeemed in the first 12 months or 0.50% in months 13-18 (applicable to shares purchased after March 31, 2006).

The total returns of individual share classes will differ due to varying sales charges and expenses between the classes. Returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns.

The Fund’s Adviser has waived or reimbursed fees or expenses; absent such waivers/reimbursements, the Fund’s returns would have been lower.

Top 10 Holdings	% of Net Assets	Industry Breakdown	% of Net Assets
Loews Corp.	3.2%	Industrials	15.9%
NYSE Group, Inc.	2.9%	Materials	14.8%
AstraZeneca PLC-ADR	2.2%	Health Care	13.2%
FMC Corp.	2.1%	Financials	12.9%
Sun Microsystems, Inc.	2.0%	Energy	12.3%
Carpenter Technologoy Corp.	2.0%	Information Technology	11.4%
Genesis HealthCare Corp.	1.9%	Consumer Discretionary	7.9%
Core Laboratories N.V.	1.9%	Telecommunication Services	1.3%
Bear Stearns Cos., Inc.	1.9%	Utilities	0.9%
Merck & Co., Inc.	1.9%	Consumer Staples	0.6%

		Total Long-Term Investments	91.2%
		Short-Term Investments	12.0%
		Liabilities in Excess of Other Assets	-3.2%

		Net Assets	100.0%

Holdings and Industries are as a percentage of net assets, and are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Annual Report | November 30, 2006 | 7

Claymore Peroni Equity Opportunities Fund

Overview of Fund Expenses | November 30, 2006

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 06/01/06 - 11/30/06.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	6/1/06	11/30/06	6/1/06-11/30/06
Class A
Actual	$1,000	$1,059	$9
Hypothetical (5% annual return before expenses)	1,000	1,017	8

Class C
Actual	1,000	1,055	12
Hypothetical (5% annual return before expenses)	1,000	1,013	12

*	Expenses are equal to the Fund’s annualized expense ratio of 1.65% and 2.40% for Class A and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Assumes all dividends and distributions were reinvested. The expense ratios reflect an expense waiver.

8 | Annual Report | November 30, 2006

Claymore Peroni Equity Opportunities Fund

Portfolio of Investments | November 30, 2006

Number of Shares		Value
	Common Stocks - 91.2%
	Consumer Discretionary - 7.9%
1,405	International Game Technology	$61,511
460	J.C. Penney Co., Inc.	35,576
1,756	Life Time Fitness, Inc. (a)	86,588
2,225	Marriott International, Inc. - Class A	100,459
850	Omnicom Group, Inc.	86,836
1,100	Starwood Hotels & Resorts Worldwide, Inc.	70,587
2,090	Under Armour, Inc. - Class A (a)	98,063

		539,620

	Consumer Staples - 0.6%
1,298	Bare Escentuals, Inc. (a)	38,797

	Energy - 12.3%
1,465	Core Laboratories N.V. (Netherlands) (a)	129,594
1,030	Devon Energy Corp.	75,571
640	FMC Technologies, Inc. (a)	38,406
1,570	Frontier Oil Corp.	49,675
1,350	Hess Corp.	67,864
1,405	Holly Corp.	75,884
930	Nexen, Inc. (Canada)	50,973
1,460	Peabody Energy Corp.	67,175
1,620	Penn Virginia Corp.	122,132
975	Suncor Energy, Inc. (Canada)	77,045
1,530	Valero Energy Corp.	84,257

		838,576

	Financials - 12.9%
835	Bear Stearns Cos., Inc.	127,321
1,590	Evercore Partners, Inc. - Class A (a)	58,655
1,030	EZCORP, Inc. - Class A (a)	48,122
4,076	Host Hotels & Resorts, Inc.	102,797
1,510	JP Morgan Chase & Co.	69,883
5,505	Loews Corp.	219,760
870	MetLife, Inc.	51,095
1,985	NYSE Group, Inc. (a)	198,698

		876,331

	Health Care - 13.2%
2,331	AMN Healthcare Services, Inc. (a)	64,685
2,565	AstraZeneca PLC-ADR (United Kingdom)	148,488
1,090	Bard (C.R.), Inc.	89,696
2,385	DJO, Inc. (a)	101,410
2,870	Genesis HealthCare Corp. (a)	132,881
2,310	Manor Care, Inc.	109,771
2,855	Merck & Co., Inc.	127,076
2,580	West Pharmaceutical Services, Inc.	126,678

		900,685

	Industrials - 15.9%
2,036	Acuity Brands, Inc.	$107,236
1,415	Ameron International Corp.	106,422
1,005	Carlisle Cos., Inc.	82,299
2,626	Corrections Corp. of America (a)	119,352
1,215	Danaher Corp.	88,841
1,350	Emerson Electric Co.	117,045
2,410	General Electric Co.	85,025
910	Jacobs Engineering Group, Inc. (a)	76,322
585	L-3 Communications Holding, Inc.	48,116
895	Lockheed Martin Corp.	80,953
1,900	Mueller Industires, Inc.	64,790
1,515	Stericycle, Inc. (a)	109,716

		1,086,117

	Information Technology - 11.4%
2,130	Accenture Ltd. - Class A (Bermuda)	71,781
1,960	Alliance Data Systems Corp. (a)	126,832
810	Amphenol Corp. - Class A	55,185
1,275	Anixter International, Inc. (a)	74,740
850	Apple Computer, Inc. (a)	77,928
1,510	Cognizant Technology Solutions Corp. (a)	123,156
2,130	FactSet Research Systems, Inc.	112,634
25,505	Sun Microsystems, Inc. (a)	138,237

		780,493

	Materials - 14.8%
1,030	Air Products & Chemicals, Inc.	71,214
1,405	Albemarle Corp.	97,985
1,825	BHP Billiton Ltd.-ADR (Australia)	75,610
1,280	Carpenter Technologoy Corp.	136,717
3,820	Cemex S.A.B. de C.V. - ADR (Mexico) (a)	124,303
2,015	FMC Corp.	142,823
1,550	Monsanto Co.	74,509
1,580	NewMarket Corp.	99,192
920	Phelps Dodge Corp.	113,160
850	Vulcan Materials Co.	75,412

		1,010,925

	Telecommunication Services - 1.3%
2,036	America Movil S.A. de C.V. - ADR, Ser L (Mexico)	90,541

	Utilities - 0.9%
1,275	Wisconsin Energy Corp.	59,645

	Total Long-Term Investments - 91.2%
	(Cost $5,654,309)	6,221,730

	Short-Term Investments - 12.0%
	U.S. Government Agency Obligations - 12.0%
	Federal Home Loan Bank Discount Note ($820,000 par, yielding 5.08%, 12/01/06 maturity) (Cost $819,885)	820,000

	Total Investments - 103.2%
	(Cost $6,474,194)	7,041,730
	Liabilities in Excess of Other Assets - (3.2%)	(217,691)

	Net Assets - 100.0%	$6,824,039

ADR - American Depositary Receipt

(a)	Non-income producing security.

See notes to financial statements.

Annual Report | November 30, 2006 | 9

Claymore Peroni Equity Opportunities Fund

Statement of Assets and Liabilities | November 30, 2006

Assets
Investments in securities, at value (cost $6,474,194)	$7,041,730
Cash	3,627
Receivable from adviser	1,781
Receivable for fund shares sold	31,425
Dividends receivable	3,856

Total assets	7,082,419

Liabilities
Securities purchased payable	159,255
Distributor and affiliates	2,497
Payable for fund shares repurchased	10,000
Accrued expenses and other liabilities	86,628

Total liabilities	258,380

Net Assets	$6,824,039

Composition of Net Assets
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$6,174,317
Net unrealized appreciation on investments	567,536
Accumulated net realized gain on investments	82,186

Net Assets	$6,824,039

Maximum Offering Price per Share
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $5,282,550 and 299,097 shares of beneficial interest issued and outstanding)	$17.66
Maximum sales charge (5.75%* of offering price)	1.08

Maximum offering price to public	$18.74

Class C Shares:
Net asset value and offering price per share (Based on net assets of $1,541,489 and 87,995 shares of beneficial interest issued and outstanding)	$17.52

*	On sales of $50,000 or more, the sales charge will be reduced.

See notes to financial statements.

10 | Annual Report | November 30, 2006

Claymore Peroni Equity Opportunities Fund

Statement of Operations | For the year ended November 30, 2006

Investment Income
Dividends (net of withholding taxes of $323)	$36,763
Interest	32,379

Total income		$69,142

Expenses
Professional fees	85,131
Offering costs	68,492
Advisory fee	48,694
Printing	30,765
Shareholder services	30,214
Registration	24,358
Distribution (12b-1) and service fees (attributed to Class A and C of $11,126 and $9,602, respectively)	20,728
Trustees’ fees and expenses	12,148
Custody	10,183
Insurance	6,437
Fund accounting	3,352
Administration fee	2,164
Miscellaneous	2,624

Total expenses		345,290
Investment advisory fee waived		48,694
Other expenses waived or reimbursed		200,062

Net expenses		96,534

Net investment loss		(27,392)

Realized and Unrealized Gain on Investments
Net realized gain on investments		170,932
Net change in unrealized appreciation		425,026

Net realized and unrealized gain on investments		595,958

Net Increase in Net Assets from Operations		$568,566

See notes to financial statements.

Annual Report | November 30, 2006 | 11

Claymore Peroni Equity Opportunities Fund

Statements of Changes in Net Assets |

	For the Year Ended November 30, 2006	For the Period August 8, 2005* through November 30, 2005
Operations:
Net investment loss	$(27,392)	$(5,215)
Net realized gain/(loss) on investments	170,932	(61,354)
Net change in unrealized appreciation on investments	425,026	142,510

Net increase in net assets resulting from operations	568,566	75,941

Capital Transactions:
Net proceeds from shares sold	4,756,471	2,979,990
Cost of shares repurchased	(1,520,278)	(86,901)

Net change in net assets from capital transactions	3,236,193	2,893,089

Total increase in net assets	3,804,759	2,969,030

Net Assets
Beginning of period	3,019,280	50,250

End of period (including accumulated net investment income of $0 and $0, respectively)	$6,824,039	$3,019,280

*	Commencement of investment operations.

See notes to financial statements.

12 | Annual Report | November 30, 2006

Claymore Peroni Equity Opportunities Fund

Financial Highlights | Class A

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Year Ended November 30, 2006	For the Period August 8, 2005** through November 30, 2005
Net Asset Value, Beginning of Period	$15.53	$15.00

Income from Investment Operations
Net investment loss(a)	(0.06)	(0.03)
Net realized and unrealized gain on investments	2.19	0.56

Total from investment operations	2.13	0.53

Net Asset Value, End of Period	$17.66	$15.53

Total return*(b)	13.72%	3.53	%***

Ratios and Supplemental Data
Net assets, end of period (thousands)	$5,283	$2,528
Ratio of Expenses to Average Net Assets*	1.65%	1.65	%(c)
Ratio of Net Investment Loss to Average Net Assets*	(0.37%)	(0.64	%)(c)
Portfolio turnover rate	165%	35	%***

* If certain expenses had not been assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	6.26%	18.83	%(c)
Ratio of Net Investment Loss to Average Net Assets	(4.98%)	(17.82	%)(c)

**	Commencement of investment operations.
***	Non-annualized
(a)	Based on average shares outstanding during the period.
(b)	Does not include payment of maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
(c)	Annualized.

See notes to financial statements.

Annual Report | November 30, 2006 | 13

Claymore Peroni Equity Opportunities Fund

Financial Highlights | Class C

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Year Ended November 30, 2006	For the Period August 8, 2005** through November 30, 2005
Net Asset Value, Beginning of Period	$15.51	$15.00

Income from Investment Operations
Net investment loss(a)	(0.18)	(0.06)
Net realized and unrealized gain (loss) on investments	2.19	0.57

Total from investment operations	2.01	0.51

Net Asset Value, End of Period	$17.52	$15.51

Total return*(b)	12.96%	3.40	%***

Ratios and Supplemental Data
Net assets, end of period (thousands)	$1,541	$491
Ratio of Expenses to Average Net Assets*	2.40%	2.40	%(c)
Ratio of Net Investment Loss to Average Net Assets*	(1.12%)	(1.39	%)(c)
Portfolio turnover rate	165%	35	%***

* If certain expenses had not been assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	7.01%	19.58	%(c)
Ratio of Net Investment Loss to Average Net Assets	(5.73%)	(18.57	%)(c)

**	Commencement of investment operations.
***	Non-annualized
(a)	Based on average shares outstanding during the period.
(b)	Does not include payment of maximum CDSC of 1% charged on certain redemptions made within the first 12 months of purchase and a CDSC of 0.50% charged on certain redemptions made within months 13-18 (applicable to shares purchased after March 31, 2006). If the CDSC was included, total returns would be lower. These returns include Rule 12b-1 fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
(c)	Annualized.

See notes to financial statements.

14 | Annual Report | November 30, 2006

Claymore Peroni Equity Opportunities Fund

Notes to Financial Statements | November 30, 2006

Note 1 – Organization:

Claymore Peroni Equity Opportunities Fund (the “Fund”) is organized as a non-diversified series of the Claymore Trust, a Delaware statutory trust which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide long-term capital growth. The Fund seeks to achieve its investment objective by investing primarily in a non-diversified portfolio of equity securities. The Fund commenced investment operations on August 8, 2005, with two classes of shares, Class A and Class C.

Note 2 – Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.

(c) Distributions to Shareholders

The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 – Investment Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will provide investment advice to the Fund for a fee, payable monthly, equal to an annual rate of 0.90% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.65% and 2.40% of the Fund’s average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until March 31, 2009, at which time it is eligible for renewal. For the year ended November 30, 2006, the Adviser waived all of its advisory fees and reimbursed other expenses, including Administration fee, of approximately $200,100. For a period of five years subsequent to the Fund’s commencement of operations, the Adviser may recover from the Fund fees and expenses previously waived or reimbursed during the prior three years if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit. As of November 30, 2006, the amount of these potentially recoverable expenses was approximately $434,800. Offering costs in the amount of $100,000 were incurred by the Fund, and were amortized over a one-year period. The Adviser has agreed to pay all organizational expenses of the Fund incurred prior to the commencement of operations.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Fund:

Net Assets	Rate
First $ 200,000,000	0.04%
Next $ 300,000,000	0.03%
Next $ 500,000,000	0.02%
Over $ 1,000,000,000	0.01%

For the year ended November 30, 2006, the Adviser waived all of its administration fee.

The Bank of New York (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

U.S. Bancorp Fund Services, LLC acts as the Fund’s transfer agent. U.S. Bancorp is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser. The Fund does not compensate its officers or trustees who are officers or directors of the Adviser.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. For the year ended November 30, 2006, a permanent book and tax difference relating to a net operating loss totaling $27,392 was reclassified from net investment loss to net realized gain.

Annual Report | November 30, 2006 | 15

Claymore Peroni Equity Opportunities Fund | Notes to Financial Statements continued

Information on tax components of investments and net assets as of November 30, 2006 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Undistributed Ordinary Income/ (Accumulated Ordinary Loss)	Undistributed Long-Term Gains (Accumulated Capital Loss)
$6,474,506	$623,298	($56,074)	$567,224	$32,436	$50,062

The differences between book basis and tax basis unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

For federal income tax purposes, as of November 30, 2006, the Fund has no capital loss carry-forward. Prior capital loss carryforward of $30,518 was utilized during the course of the year ended November 30, 2006.

The final determination of the source of the 2006 distributions, if any, for tax purposes will be made after the end of the Fund’s fiscal year and will be reported to shareholders in January 2007 on IRS Form 1099-DIV.

The Fund did not pay any distributions during the years ended November 30, 2006 and 2005.

Note 5 – Capital Transactions:

For the year ended November 30, 2006 and the period ended November 30, 2005, capital transactions were as follows:

	For the year ended November 30, 2006		For the period ended November 30, 2005
	Shares	Value	Shares	Value
Sales:
Class A	226,822	$3,782,169	165,765	$2,512,218
Class C	58,886	974,302	31,077	467,772

Total Sales	285,708	$4,756,471	196,842	$2,979,990

Dividend Reinvestment:
Class A	—	$—	—	$—
Class C	—	—	—	—

Total Dividend Reinvestment	—	$—	—	$—

Repurchases:
Class A	(90,550)	$(1,479,293)	(4,615)	$(69,983)
Class C	(2,543)	(40,985)	(1,100)	(16,918)

Total Repurchases	(93,093)	$(1,520,278)	(5,715)	$(86,901)

At November 30, 2006, Claymore Securities, Inc., an affiliate of the Adviser, owned 1,675 shares of each class of shares.

The Fund imposes a redemption fee of 2.00% of the total redemption amount on all shares redeemed or exchanged within 30 days of purchase or exchange into the Fund. The redemption fee is paid directly to the Fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. The Fund received $303 in redemption fees during the year which have been netted with cost of shares repurchased on the Statement of Changes in Net Assets.

Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the value of the redemption. The CDSC will be imposed on most redemptions made within the first 12 months of the purchase for Class C Shares. For purchases made after March 31, 2006, a CDSC of 0.50% will be imposed on most redemptions made within months 13-18 of the purchase of Class C Shares. Sales charges do not represent an expense to the Fund. Claymore Securities, Inc. did not retain any CDSC for the year ended November 30, 2006.

Note 6 – Investment Transactions:

For the year ended November 30, 2006, purchases and sales of investments, excluding short-term investments, were $10,934,012 and $7,885,321, respectively.

Note 7 – Distribution and Service Plan:

The Fund has adopted a distribution and service plan (the “Plan”) with respect to its Class A Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and pays service fees in connection with the provision of services to shareholders of each class and the maintenance of shareholder accounts. Annual fees under the Plan, of up to 0.25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets, are accrued daily. The annual fees for Class A Shares and Class C Shares are paid quarterly. The 12b-1 plan is used to induce or compensate financial intermediaries to provide distribution and/or services to the Fund and their shareholders. Included in these fees are payments retained by Claymore Securities, Inc. which were approximately $10,700 for the year ended November 30, 2006.

Note 8 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – New Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Valuation Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 17, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

Note 10 – Subsequent Event:

Subsequent to November 30, 2006, the Fund declared a short-term capital gain of $0.08401 per share and a long-term capital gain of $0.12966 per share for Class A and Class C shareholders. This distribution was payable on December 29, 2006 to shareholders of record on December 28, 2006.

16 | Annual Report | November 30, 2006

Claymore Peroni Equity Opportunities Fund

Report of Independent Registered Public Accounting Firm |

To the Shareholders and Board of Trustees of Claymore Peroni Equity Opportunities Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Claymore Peroni Equity Opportunities Fund (one of the funds constituting the Claymore Trust (the “Trust”)), as of November 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from August 8, 2005 (commencement of investment operations) through November 30, 2005. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Claymore Peroni Equity Opportunities Fund of the Trust at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period from August 8, 2005 (commencement of investment operations) through November 30, 2005, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 17, 2007

Annual Report | November 30, 2006 | 17

Claymore Peroni Equity Opportunities Fund

Supplemental Information | (unaudited)

Trustees

The Trustees of the Claymore Peroni Equity Opportunities Fund and their principal occupations during the past five years are as follows:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations	Number of Funds in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees:

Randall C. Barnes Year of Birth: 1951 Trustee	Since 2005	Formerly, Senior Vice President and Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	19	None.

Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2005	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions from 2000-present. Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	22	None

Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2005	Formerly Vice President, Manager, and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988-1999), each of John Nuveen & Co., Inc. (asset manager) (1982-1999).	20	None

Interested Trustees:

Nicholas Dalmaso† Year of Birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2005	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. Formerly Assistant General Counsel, John Nuveen and Co., Inc. (1999-2001). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999)	22	None.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	Trustees serve until their successors have been duly elected.
***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

Additional information about Fund Trustees is available in the Fund’s Statement of Additional Information, without charge, upon request by calling (877)252-9667.

Officers

The Officers of the Claymore Peroni Equity Opportunities Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations

Officers:

Steven M. Hill Year of Birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2005	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc., 2005-present; Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc., 2003-2005; Treasurer of Henderson Global Funds and Operations Manager of Henderson Global Investors (NA) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001)

Melissa Nguyen Year of Birth: 1978 Secretary	Since 2005	Vice President of Claymore Advisors, LLC.; Previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

William Belden Year of Birth: 1965 Vice President	Since 2005	Managing Director of Claymore Advisors, LLC. Previously, Vice President of Product Management at Northern Trust Global Investments (1999-2005); and Vice President of Product Development at Stein Roe & Farnham (1995-1999).

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006	Vice President – Fund Compliance Officer of Claymore Advisors, LLC (Feb. 2006 – present). Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006), Director – Compliance of Harrisdirect LLC (1999-2003).

James Howley Year of Birth: 1972 Assistant Treasurer	Since 2005	Vice President, Fund Administration of Claymore Advisors, LLC. (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

18 | Annual Report | November 30, 2006

Claymore Peroni Equity Opportunities Fund

Fund Information |

Board of Trustees	Officers	Investment Adviser
Randall C. Barnes	Nicholas Dalmaso	Claymore Advisors, LLC
	Chief Legal and Executive Officer	Lisle, Illinois
Nicholas Dalmaso*
	Steven M. Hill	Distributor and Servicing Agent
Ronald A. Nyberg	Chief Financial Officer,	Claymore Securities, Inc.
	Chief Accounting Officer and Treasurer	Lisle, Illinois
Ronald E. Toupin, Jr.
	Melissa Nguyen	Custodian and Fund Accounting Agent
	Secretary	Bank of New York
New York, New York

	William Belden	Transfer Agent
	Vice President	U.S. Bancorp Fund Services, LLC
Milwaukee, Wisconsin

	Bruce Saxon	Legal Counsel
	Chief Compliance Officer	Vedder, Price, Kaufman & Kammholz, P.C.
Chicago, Illinois

	James Howley	Independent Registered Public Accounting Firm
	Assistant Treasurer	Ernst & Young LLP
Chicago, Illinois

*	Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Federal Income Tax Information

Qualified dividend income of as much as $33,578 was received by the Fund through November 30, 2006. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs Growth Tax Relief Reconcilation Act of 2003.

For corporated shareholders, $26,614 of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

In January 2007, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2006.

Privacy Principles of Claymore Peroni Equity Opportunities Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

This report is sent to shareholders of Claymore Peroni Equity Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 252-9667 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 252-9667 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

Annual Report | November 30, 2006 | 19

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.claymore.com or by calling 877-CLAYMORE (877-252-9667). Please read the prospectus carefully before investing. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in this fund.

Claymore Securities, Inc.
2455 Corporate WEst Drive
Lisle, IL 60532
Memeber NASD/SIPC	NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

CPEAX-AR-1106

Annual Report

November 30, 2006

Claymore/Fiduciary Strategic Equity Fund

FIDUCIARY ASSET MANAGEMENT

NOT FDIC-INSURED NOT BANK-GUARANTEED

CLAYMORE®

www.claymore.com
... your road to the LATEST,

most up-to-date INFORMATION about the

Claymore/Fiduciary Strategic Equity Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com, you will find:

•	Daily and historical fund pricing, monthly and quarterly fund returns, portfolio holdings and characteristics, dividend distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and shareholder reports.

Claymore Securities is continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

Annual Report | November 30, 2006 | 3

Claymore/Fiduciary Strategic Equity Fund |

Dear Shareholder |

We are pleased to submit the annual shareholder report for Claymore/Fiduciary Strategic Equity Fund for the fiscal year ended November 30, 2006. As you may know, the Fund’s investment objective is to provide capital appreciation and to a lesser extent, current income and gains. The Fund’s sub-adviser seeks to achieve these objectives by investing in a diversified portfolio of equity securities and writing (selling) call options on a substantial portion of the Fund’s portfolio securities.

Fiduciary Asset Management, LLC is the Fund’s sub-adviser. Fiduciary manages a wide range of institutional products and is one of the leading managers of hedged equity investments. As of November 30, 2006, Fiduciary managed or supervised approximately $16.8 billion in assets.

In this fiscal year period, the Fund’s Class A Shares generated a total return of 7.48%, unadjusted for any sales charges.1 This represents a gain in net asset value from $15.16 on November 30, 2005 to $16.29 on November 30, 2006, plus the reinvestment of the Fund’s annual distribution paid on Class A Shares. If sales charges had been included, returns would have been lower. (Please see page 10 for complete performance information and adjusted returns of all share classes.) There is a fee waiver currently in place for this Fund through March 31, 2009. Without this waiver Fund returns would have been lower. (Please see Note 3 in the Notes to Financial Statements on page 19 for more information on this fee waiver.) By comparison, the Standard & Poor’s 500 Index (S&P 500) returned 14.23% and the CBOE BuyWrite Index returned 12.19%. Index returns reflect the reinvestment of all distributions. It is not possible to invest directly in an index.

To learn more about the Fund’s performance in this fiscal period, we encourage you to read the Questions & Answers section of the report on page 5. In it, you’ll find information on Fiduciary Asset Management’s investment philosophy, their views on the economy and market environment and detailed information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit our website at www.claymore.com or call 877-CLAYMORE (877-252-9667) for account information.

Nicholas Dalmaso

Claymore/Fiduciary Strategic Equity Fund

[1]

Past performance does not guarantee future performance. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns include reinvestment of dividends and capital gains. Please visit www.claymore.com for more current performance data.

4 | Annual Report | November 30, 2006

Claymore/Fiduciary Strategic Equity Fund |

Questions & Answers |

Mohammed Riad, Portfolio Manager

Portfolio Manager Mohammed Riad is a Managing Director, Senior Portfolio Manager and Chief Derivatives Strategist for Fiduciary Asset Management. He is a member of Fiduciary’s Strategy and Investment Committee and serves as Senior Portfolio Manager for the firm’s institutional and hedged large-cap equity strategies. Mr. Riad joined Fiduciary in 1999 and has 14 years of investment industry experience. He holds an M.B.A. from Washington University in St. Louis.

K. Timothy Swanson, CFA, Portfolio Manager

Portfolio Manager K. Timothy Swanson is a Senior Vice President and member of Fiduciary Asset Management’s Investment Committee. Mr. Swanson joined Fiduciary in 2003. Prior to joining Fiduciary, Mr. Swanson was employed by Argent Capital Management from 2001 to 2003 and served in a variety of roles including portfolio management and fundamental research. He has more than 15 years of investment industry experience and is a CFA charterholder. Mr. Swanson earned an M.B.A. from Washington University in St. Louis.

The Claymore/Fiduciary Strategic Equity Fund is managed by Fiduciary Asset Management, LLC. In the following interview, Portfolio Co-Managers Mohammed Riad and K. Timothy Swanson, CFA, discuss how they structured the portfolio and how the Fund performed in fiscal year period ended November 30, 2006.

Will you tell us about the economy and market during the fiscal year?

Overall it was a positive environment. While the economy remained relatively strong, there were some signs of modest slowing late in the fiscal period. Commodity prices rose dramatically, and the price of crude oil reached historic levels of $78 per barrel in August before retreating to the $60 range by the end of the fiscal reporting period. After several years of incredible growth, the housing market began to retreat this summer. The Federal Reserve Board (“the Fed”) raised the federal funds rate four times during the year to 5.25% in June from 4.50% at the start of the period. These increases in interest rates kept inflation in check but had no negative impact on corporate profits which remained healthy. Equities, led primarily by value-style stocks, performed well during the fiscal year. While things were positive on a full fiscal year basis, the market endured some sharp volatility in the early summer months. This volatility was ignited by fears of inflation and concern that the Fed might continue to raise interest rates for the foreseeable future. There was wide-scale selling in the market and the Standard & Poor’s 500 Index (“S&P 500”) lost ground in May and generated only minimal gains in June and July. The remainder of the year was generally positive for the broad market.

How did the Fund perform in this changing environment?

The Fund’s Class A Shares, at net asset value, returned 7.48% for the fiscal year ended November 30, 2006. (Please see page 10 for complete performance information for both share classes and sales charge adjusted returns.)1 There was a fee waiver in place during the period, which remains in effect until March 31, 2009. Without this waiver, Fund returns and yields would have been lower.

By comparison, the Standard & Poor’s 500 Index returned 14.23% and the CBOE BuyWrite Index returned 12.19%. While the option strategy allowed the Fund to capture the majority of upside performance in the underlying equities, the portfolio’s growth bias throughout much of the period hampered overall performance versus the broader market.

Which areas of the Fund most helped performance?

Industrials. The Fund was helped by its overweight position and strong relative performance within the industrials sector. The sector continued to benefit from strong global growth trends and specifically the growth of infrastructure projects worldwide. While we expect U.S. economic growth to slow in 2007, we believe that growth will remain strong on a global basis. We therefore invested in a variety of

[1]

Past performance does not guarantee future performance. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns include reinvestment of dividends and capital gains. Please visit www.claymore.com for more current performance data.

Annual Report | November 30, 2006 | 5

Claymore/Fiduciary Strategic Equity Fund | Questions & Answers (continued)

companies with exposure to expanding global markets. These multinational companies were some of the Fund’s best performers. Contributors included General Electric (3.2% of long-term investments), a broadly-diversified industrial conglomerate; United Technologies (2.5% of long-term investments), a provider of products used in the building, aerospace and automotive industries; Deere & Company (2.5% of long-term investments), a manufacturer of agricultural machinery and Caterpillar, Inc. (1.6% of long-term investments), a manufacturer of engines, turbines and construction and mining Fequipment.

Consumer Staples. The Fund held an underweight position in this sector, but its return exceeded the S&P 500 consumer staples sector gain. Performance was led by the Fund’s position in CVS Corp. (no longer held in the portfolio). CVS is a national operator of drugstores that realized strong sales growth and increased profits. CVS also benefited from its acquisition of the Sav-On and Osco drugstore chains from Albertson’s. The stock climbed steadily from the start of the period until October, soon after Wal-Mart announced it would be lowering the price of many generic drugs to $4 a prescription. The Fund held an overweight position in CVS, but we sold the stock in the wake of the Wal-Mart announcement.

Which areas of the Fund most hurt performance?

Health Care. The Fund was hurt by the decline of its health care holdings and its overweight position relative to the S&P 500. We maintained a focus on health care service and biotechnology companies, which were some of the best contributors to Fund performance in 2005. This fiscal year, however, they hurt performance.

In general, the overall health care services industry came under pressure due to investors’ concern about moderating growth and the ability of service companies to maintain their pricing power and margins. There were also fears that government regulation and oversight within the industry may grow as a result of the recent elections and the democratic majority in Congress. These factors led to a decline in share prices throughout the services industry. Despite these worries, the fundamentals and earnings of the health care service group have remained compelling. It is our opinion that this is a temporary setback and that the industry will remain in tact and continue to grow earnings.

There were also issue-specific events that hurt performance. UnitedHealth Group (2.5% of long-term investments), a leader in the managed care industry, came under regulatory scrutiny by the SEC regarding its stock options policies for the company’s executives. The scandal ultimately led to the resignation of its chief executive officer. The stock fell sharply from its high point in December 2005 through May 2006. It has since recovered some of its lost ground, but is still down for the fiscal year ended November 30, 2006. While we’re disappointed with UnitedHealth Group's performance, we are gratified that we took some profits in the stock early in the fiscal year, thereby reducing the potential level of losses for the Fund. We continue to hold UnitedHealth because its earnings have remained robust and it is now trading at an extremely attractive valuation relative our opinion of its underlying fundamental strength. We expect to see continued recovery in the stock under the company's new management.

Biotechnology stocks also declined in the period. There was no universal theme to the decline that we could see. The sector had performed quite well over the last couple years and the selling could have been a result of investors moving to lock in gains. We maintained our biotechnology position, however, because we view these stocks as having underappreciated growth potential given the ongoing discoveries of new molecular entities and novel treatment regimens. To a great extent the prices of these types of stocks tend to be moved by media coverage. When a new discovery or approval is announced, investors tend to flock to the biotech sector with the increased attention. When there is little media coverage, which was the case this period, momentum investors tend to look elsewhere for returns. Our positions in Amgen (1.8% of long-term investments) and Genentech (2.1% of long-term investments) both suffered losses, but we maintained the Fund’s positions in the stocks because their fundamentals have remained positive in our opinion.

Consumer Discretionary. After posting negative returns in the first half of the fiscal period, the Fund’s consumer discretionary sector performance improved substantially with strong gains in casino companies and some retailers. Unfortunately,

6 | Annual Report | November 30, 2006

Claymore/Fiduciary Strategic Equity Fund | Questions & Answers (continued)

declines in home builders and home improvement retailers detracted from sector performance and resulted in an overall gain much lower than the advance of the S&P 500 consumer discretionary sector. Home builder Lennar (no longer held in the portfolio) declined on fears that the housing industry was ready to roll over given the higher interest rate environment and an increase in unsold housing inventory. Home improvement retailer Lowe’s Cos. (1.2% of long-term investments) also declined in response to investor concern over the weakening housing market. In the last two months of the fiscal year, however, Lowe’s stock price began to improve modestly as the company announced strong third quarter earnings. We continue to hold Lowe’s as we believe that investor fears have been more than priced into the stock.

Technology represented an overweight position in the Fund. Will you discuss your thoughts on the sector and its performance during the fiscal year?

The technology sector provided reasonable gains for the full fiscal year period with much of the progress being made in the last six months of the period. The Fund’s technology position represented 22.7% of long-term holdings at the end of the period versus the S&P 500 which held a 15.8% weight in technology and the Fund modestly outperformed the index return.

Based on our top-down research, we consider the areas of greatest opportunities in the sector to be companies with exposure to the telecommunications industry, consumer electronics companies, and corporate technology spending.

We believe the broadband communications industry is poised for a new wave of growth as economies across the world continue to expand. With that in mind we focused our investment in companies that we believe will benefit from that growth. These include chip manufacturers, handset suppliers and telecommunications companies. During the fiscal year there were concerns about pricing weakness in emerging markets and fears that demand for handsets would slow in the U.S. and other industrialized countries. This applied pressure to cell phone chip suppliers and handset manufacturers and led to a decline in the group. We believe, however, that our thesis remains in tact. Earnings have continued to grow despite investor concerns and the fundamentals for these types of companies remain strong. We believe our patience in the telecommunications-related area will be rewarded. While they generated negative returns this period, we have strong long-term conviction in Motorola, Inc. (3.1% of long-term investments), a leader in broadband services and products and Texas Instruments, Inc. (2.7% of long-term holdings), a semiconductor company.

There seems to be an insatiable appetite by U.S. consumers for electronic communication and entertainment gadgets — particularly LCD televisions, laptop computers and MP-3 players. We believe this demand will continue in 2007. The Fund’s position in Apple Computer, Inc. (3.5% of long-term holdings) is a great representation of this theme. The company’s iPod and iTunes business provided a great deal of excitement and sales for the company. More important, though, iPod business has generated renewed interest in Apple’s line of laptop computers, which provide easy to use photo sharing and video editing software. Ultimately, we believe the growth in Apple’s computer business will be the key to its long-term success. The Fund held a large overweight position in the stock, which provided strong gains during the fiscal year.

Will you tell us how you select securities for the Fund?

The Fund’s investment objective is to provide capital appreciation and, to a lesser extent, current income and gains. We seek to achieve these objectives by investing in a diversified portfolio of equity securities, and writing (selling) call options on a substantial portion of the Fund’s portfolio securities.

We start with a top-down approach, meaning we closely analyze macroeconomic and market factors to determine where we are in the current economic or market cycle. Some of the information we study includes interest rates, fiscal and monetary policy, inflation, the U.S. Dollar and corporate profits, among other data. Our research directs us to the industries that, in our opinion, provide the best near-term opportunity given the market cycle. Our findings are also a key determinant in how we employ our options strategies at any given time.

After identifying industries in which we want to invest, we look for companies that are leaders in their respective markets with what we believe to be clean balance sheets, growing cash flow potential

Annual Report | November 30, 2006 | 7

Claymore/Fiduciary Strategic Equity Fund | Questions & Answers (continued)

and top-line historical growth. We use a proprietary quantitative screening process that presents companies which are not only strong today, but those that are forecasting better earnings and cash flows moving forward. After candidates are pinpointed, we conduct fundamental company research and analysis to help confirm our theses on the stocks. Our fundamental research considers data provided by Wall Street analysts, but not their opinions. Generally, we don't speak directly with company management because we believe their views are subjective and often guarded, and therefore not helpful with our analyses. Our top-down process typically leads us to a portfolio that is diversified across market sectors and individual securities. As of May 31, the Fund held a combined total of 40 individual common stocks and long-option positions.

Our sell discipline is part and parcel of our top-down investment discipline. Although many industries can prosper throughout the various stages of a market cycle, many will not. That said, we will sell a stock even if the company’s fundamentals appear to be strong — if our research suggests that the industry or market sector no longer looks attractive relative to other opportunities. You’ll see that much of the portfolio will change as we move through an economic cycle. This is a point of differentiation for Fiduciary. Many managers buy and hold stocks based on fundamentals alone — regardless of the economic cycle. We believe that the economy, in addition to operating fundamentals, should be considered when deciding whether to shift out of a security. We regularly monitor the portfolio in order to make sure that the Fund’s stocks validate the findings of our top-down research. Remaining true to our top-down discipline, we believe is critical to the long-term success of the Fund.

Please tell us about Fund’s options program and how it impacted performance.

We employ an actively-managed options overlay to help reduce overall return volatility and to potentially enhance returns in stable-to-modestly declining equity markets.

At the beginning of the investment measurement period, we maintained a bullish overwriting strategy in the Fund by selecting option strikes that offered reasonable upside appreciation capture in an upward trending market, although we maintained a nearly 85% to 95% coverage ratio on the underlying equities. Our bullish outlook for the market caused us to favor options that were reasonably out-of-the-money, which is beneficial in a rallying equity market. As the market moved up we progressively became more conservative in the Fund’s overlay program, although the low volatility market environment mitigated some of the premium the Fund was able to generate on the options sold. As the market's volatility continued through the summer months, we systematically lengthened the duration and lowered the hedge ratio in an effort to capture more upside appreciation once the market started rebounding in August. This strategic shift helped offset some of the weak NAV returns experienced earlier in the year.

What is an equity option?

An equity option is a contract which conveys to its holder the right, but not the obligation, to buy (in the case of a call) or sell (in the case of a put) shares of the underlying security at a specified price (the strike price) on or before a pre-determined date (the expiration date). After this pre-determined date, the option and its corresponding rights expire. For example, the seller of a call option on a common stock is obligated, until the expiration date, to sell underlying shares of the common stock to the holder of the option at the specified price upon the holder's request. The price of the option is determined from trading activity in the options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date.

What is your outlook for the market and Fund in 2007?

We expect to see a slowdown in economic growth and corporate profits in 2007, which we believe will be positive for equities — particularly growth stocks. We believe that as growth slows inflation risks will moderate and pressure on the Fed to ease monetary policy may increase which would be positive for the following reasons.

When short-term interest rates move lower, price-to-earnings2 (“P/E”) multiples tend to expand, meaning the valuations of equity securities rise. It

[2]	P/E is equal to a stock’s market capitalization dividend by its after-tax earnings over the most recent 12-month period. It is a common measure of a stock’s valuation.

8 | Annual Report | November 30, 2006

Claymore/Fiduciary Strategic Equity Fund | Questions & Answers (continued)

is our opinion that valuations are attractive and at generally unsustainably low levels. At the same time, corporate earnings have continued to grow. This sets the stage for a potentially strong equity rally to take place should interest rates begin to decline. Historically large-cap growth stocks have tended to outperform value stocks and small-cap stocks during periods of monetary easing.

The last Fed rate hike was on June 29, 2006. All evidence that we see suggests that it is unlikely there will be additional interest rate hikes in the coming months. We believe that current inflation concerns are transitory at best. The Consumer Price Index (“CPI”), a measure of inflation, has been driven higher in 2006 by rising commodity prices and housing valuations and rental inventory. Prices in commodities and housing have since fallen, which we believe will result in less upward CPI pressure moving forward. Consumer spending, which accounts for approximately two thirds of the economy, has remained reasonable. Average hourly earnings have been increasing and the unemployment rate has remained relatively low. Additionally, the global growth we’ve seen over the past few years appears to be in a longer cycle than previously experienced, which should continue to buoy demand for U.S. products. These factors formulate our positive outlook for 2007. If our assumptions are correct, we believe the Fund’s large-cap growth bias will prove fruitful in the coming year.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

The Fund has a limited history of operations.

Investment Risk. An investment in the Fund is subject to risks, and you could lose money on your investment. There can be no assurance that the Fund will achieve its investment objective.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Foreign Investment Risk. Although the Fund will limit its investment in securities of foreign issuers to ADRs and other U.S. dollar-denominated equity securities of foreign issuers traded on U.S. exchanges, the Fund’s investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Please refer to the prospectus for more complete risk information.

Options Risk. Risks associated with options include: the risk that the option is not well correlated with the security, index or currency to which it relates, the risk that options used for risk management may not have the intended effects and may result in losses or missed opportunities, and the risk that the Fund will be unable to sell the option because of an illiquid secondary market. There is no guarantee that the Fund's options strategies will be successful, and their use could result in lower returns or even losses to the Fund.

Risks of Mid-Cap and Small-Cap Companies. The securities of small-cap or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

Income and Distribution Risk. The income that shareholders receive from the Fund through annual distributions is based primarily on the dividends and interest the Fund earns from its investments. Dividend payments the Fund receives can vary widely and there is no guarantee that they will be paid at all.

Industry Risk. While the Fund does not concentrate its assets in any industry, to the extent that the Fund focuses its investments in a particular industry or group of related industries, the net asset value of the Fund will be more susceptible to factors affecting that industry or sector.

Tax Risk. Covered call option premiums will be treated by the Fund as either short-term or long-term capital gain or loss, depending whether the call option expires, is exercised or cancelled pursuant to a covering transaction and its timing. The Fund cannot guarantee that it will achieve any level of distributions of net investment income (income other than net capital gain) that will be treated as ordinary income, any level of capital gain distributions, or any ratio of income distributions to capital gain distributions. In addition, there can be no assurance as to the percentage of distributions, if any, that will qualify for taxation to individual shareholders as “qualified dividend income.”

In addition to the risks described, there are certain other risks related to investing in the Fund. These risks are described further in the Prospectus and Statement of Additional Information.

Annual Report | November 30, 2006 | 9

Claymore/Fiduciary Strategic Equity Fund |

Fund Performance and Summary | November 30, 2006

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund’s Class A Shares, made at its inception and including payment of the sales charge, with a similar investment in the BXM and S&P 500. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results.

The BXM is representative of a hypothetical buy-write option strategy on the S&P 500 Index.

The S&P 500 Index is a broad representative of the U.S. stock market. Neither index reflects expenses, fees or sales charges, which would lower performance. Each index is unmanaged and it is not possible to invest in an index. Index data source: cboe.com and standardandpoors.com.

Total Returns Share Class	One Year	Since Inception Average Annual

Unadjusted for sales charges		(9/30/05)
Class A	7.48%	7.35%
Class C	6.67	6.53
Adjusted for the maximum sales charge or CDSC
Class A	1.30%	2.04%
Class C	5.67	6.53

Performance information represents past performance. There is no guarantee of future results. Current performance may be higher or lower than returns shown. For more current Fund information, please visit www.claymore.com.When redeemed, Fund shares may be worth more or less than their original cost.

Total returns with sales charge reflect payment of the maximum sales charge of 5.75% for Class A shares and a contingent deferred sales charge of 1.00% for Class C shares redeemed in the first 12 months or 0.50% in months 13-18 (applicable to shares purchased after March 31, 2006.) The total returns of individual share classes will differ due to varying sales charges and expenses between the classes. Returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns.

The Fund’s adviser has waived or reimbursed fees or expenses; absent such waivers/reimbursements, the Fund’s returns would have been lower.

Sector Breakdown	% of Net Assets
Information Technology	22.9%
Industrials	18.8
Financials	17.5
Consumer Discretionary	12.3
Health Care	12.2
Energy	6.8
Consumer Staples	6.0
Telecommunication Services	3.7
Materials	0.6

Total Common Stocks	100.8%
Call Options Purchased	2.6

Total Investments	103.4%
Other Assets less Liabilities	-1.4
Total Options Written	-2.0

Net Assets	100.0%

Top Ten Common Stocks	% of Total Common Stocks
Alltel Corp.	3.6%
Apple Computer, Inc.	3.5
MGM Mirage	3.5
Honeywell International, Inc.	3.3
Proctor & Gamble Co.	3.2
General Electric Co.	3.2
Motorola, Inc.	3.1
Baker Hughes, Inc.	2.8
Wachovia Corp.	2.8
Cisco Systems, Inc.	2.8

Sectors and holdings are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

10 | Annual Report | November 30, 2006

Claymore/Fiduciary Strategic Equity Fund |

Overview of Fund Expenses | November 30, 2006

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 6/01/06 -11/30/06.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/01/06	Ending Account Value 11/30/06	Expenses Paid During Period* 6/01/06-11/30/06
Class A
Actual	$1,000	$1,070	$9
Hypothetical (5% annual return before expenses)	1,000	1,034	9
Class C
Actual	$1,000	$1,067	$13
Hypothetical (5% annual return before expenses)	1,000	1,038	13

*	Expenses are equal to the Fund’s annualized expense ratio of 1.75% and 2.50% for Class A and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

The expense ratios reflect an expense waiver.

Annual Report | November 30, 2006 | 11

Claymore/Fiduciary Strategic Equity Fund |

Portfolio of Investments | November 30, 2006

Number of Shares		Value
	Common Stocks - 100.8%
	Consumer Discretionary - 12.3%
300	Best Buy Co., Inc..	$16,491
300	Comcast Corp. - Class A (a)	12,138
200	Harrah's Entertainment, Inc.	15,740
300	Lowe's Cos., Inc.	9,048
500	MGM MIRAGE (a)	26,885
300	Nordstrom, Inc.	14,706

		95,008

	Consumer Staples -6.0%
200	PepsiCo, Inc.	12,394
400	Proctor & Gamble Co.	25,116
200	Wal-Mart Stores, Inc.	9,220

		46,730

	Energy - 6.8%
300	B.J. Services Co.	10,131
300	Baker Hughes, Inc.	22,029
600	Halliburton Co.	20,244

		52,404

	Financials - 17.5%
300	American International Group, Inc.	21,096
300	Bank of America Corp.	16,155
100	Bear Stearns Cos., Inc. (The)	15,248
400	Citigroup, Inc.	19,836
100	Goldman Sachs Group, Inc.	19,480
100	Lehman Brothers Holdings, Inc.	7,367
400	Wachovia Corp.	21,676
400	Wells Fargo & Co.	14,096

		134,954

	Health Care - 12.2%
200	Amgen, Inc. (a)	14,200
300	Coventry Health Care, Inc. (a)	14,439
200	Genentech, Inc. (a)	16,350
300	Medtronic, Inc.	15,639
500	Pfizer, Inc.	13,745
400	UnitedHealth Group, Inc.	19,632

		94,005

	Industrials - 18.8%
200	Burlington Northern Santa Fe Corp.	15,032
200	Caterpillar, Inc.	12,406
200	Deere & Co.	19,200
200	Emerson Electric Co.	17,340
100	FedEx Corp.	11,543
700	General Electric Co.	24,696
600	Honeywell International, Inc.	25,788
300	United Technologies Corp.	19,359

		145,364

	Information Technology - 22.9%
300	Apple Computer, Inc. (a)	27,504
600	Broadcom Corp. - Class A (a)	19,698
800	Cisco Systems, Inc. (a)	21,504
500	Corning, Inc. (a)	10,780
600	Dell, Inc. (a)	16,344
1,200	EMC Corp. (a)	15,732
500	Microsoft Corp.	14,665
1,100	Motorola, Inc.	24,387
700	Texas Instruments, Inc.	20,685
200	Yahoo! Inc. (a)	5,398

		176,697

	Materials - 0.6%
100	Monsanto Co.	4,807

	Telecommunication Services - 3.7%
500	Alltel Corp.	28,370

	Total Common Stocks - 100.8%
	(Cost $714,947)	778,339

Contracts (100 shares per contract)		Expiration Date	Exercise Price	Market Value
	Call Options Purchased (a) - 2.5%
7	Standard & Poors
	Midcap 400 Depositary
	Receipts Trust Series	January 2007	120.00	19,705

	Put Options Purchased (a) - 0.1%
21	Standard & Poor’s 500
	Depositary Receipts	January 2007	131.00	630

	Total Options Purchased - 2.6%
	(Cost $18,200)			20,335

	Total Investments - 103.4%
	(Cost $733,147)			798,674
	Liabilities in excess of other assets - (1.4%)			(10,584)
	Total Options Written - (2.0%)			(15,885)

	Net Assets - 100%			$772,205

(a)	Non-income producing security.

See notes to financial statements.

12 | Annual Report | November 30, 2006

Claymore/Fiduciary Strategic Equity Fund | November 30, 2006

Contracts (100 shares per contract)	Call Options Written (a)	Expiration Date	Exercise Price	Value

5	Alltel Corp.	April 2007	$60.00	$1,137
3	American International Group, Inc.	May 2007	75.00	480
2	Amgen, Inc.	January 2007	80.00	15
3	Apple Computer, Inc.	January 2007	95.00	1,290
3	B.J. Services Co.	January 2007	37.50	180
3	Baker Hughes, Inc.	January 2007	75.00	840
3	Bank of America Corp.	May 2007	57.50	232
1	Bear Stearns Cos., Inc. (The)	April 2007	165.00	540
2	Best Buy Co., Inc.	December 2006	60.00	70
3	Broadcom Corp.	February 2007	40.00	203
3	Broadcom Corp.	May 2007	40.00	547
2	Burlington Northern Santa Fe Corp.	January 2007	80.00	190
2	Caterpillar, Inc.	May 2007	80.00	85
2	Comcast Corp. - Class A	January 2008	45.00	575
2	Deere & Co.	January 2007	100.00	390
7	EMC Corp.	April 2007	15.00	175
1	Emerson Electric Co.	December 2006	90.00	25
1	FedEx Corp.	January 2007	125.00	115
2	Genentech, Inc.	March 2007	90.00	330
1	Goldman Sachs Group, Inc.	January 2007	210.00	355
6	Halliburton Co.	January 2007	32.50	1,455
2	Harrah’s Entertainment, Inc.	February 2007	80.00	430
5	Honeywell International, Inc.	January 2007	45.00	250
1	Lehman Brothers Holdings, Inc.	April 2007	85.00	170
2	Lowe's Cos., Inc.	April 2007	32.50	225
5	MGM MIRAGE	March 2007	55.00	1,525
3	Medtronic, Inc.	February 2007	55.00	240
1	Monsanto Co.	January 2007	50.00	140
8	Motorola, Inc.	April 2007	30.00	80
1	Nordstrom, Inc.	April 2007	50.00	380
2	Nordstrom, Inc.	April 2007	55.00	375
2	PepsiCo, Inc.	April 2007	65.00	190
5	Pfizer, Inc.	January 2007	30.00	63
4	Proctor & Gamble Co.	April 2007	65.00	620
7	Standard & Poors Midcap 400 Depositary Receipts	January 2007	149.00	1,855
3	Texas Instruments, Inc.	January 2007	35.00	23
2	Wachovia Corp.	January 2007	57.50	35
1	Wachovia Corp.	January 2007	60.00	5
4	Wells Fargo & Co.	April 2007	40.00	50

	Total Call Options Written (Premiums received $18,945)			$15,885

(a)	Non-income producing security

See notes to financial statements.

Annual Report | November 30, 2006 | 13

Claymore/Fiduciary Strategic Equity Fund |

Statement of Assets and Liabilities | November 30, 2006

Assets
Investments in securities, at value (cost $ 733,147)	$798,674
Cash	5,955
Receivable from Adviser	59,444
Dividends receivable	1,016
Receivable for securities sold	140

Total assets	865,229

Liabilities
Options written, at value (premiums received of $18,945)	15,885
Payable for securities purchased	4,819
Distributor and affiliates	214
Accrued expenses and other liabilities	72,106

Total liabilities	93,024

Net Assets	$772,205

Composition of Net Assets
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$705,824
Net unrealized appreciation on investments and options	68,587
Accumulated net realized loss on investments and options	(2,206)

Net Assets	$772,205

Maximum Offering Price per Share
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $718,223 and 44,082 shares of beneficial interest issued and outstanding)	$16.29
Maximum sales charge (5.75%* of offering price)	0.99

Maximum offering price to public	$17.28

Class C Shares:
Net asset value and offering price per share (Based on net assets of $53,982 and 3,342 shares of beneficial interest issued and outstanding)	$16.15

*	On sales of $50,000 or more, the sales charge will be reduced.

See notes to financial statements.

14 | Annual Report | November 30, 2006

Claymore/Fiduciary Strategic Equity Fund |

Statement of Operations | For the year ended November 30, 2006

Investment Income
Dividends	$7,549

Total income		$7,549

Expenses
Offering costs	83,013
Professional fees	78,191
Shareholder services	31,481
Registration	25,442
Trustees’ fees and expenses	12,310
Printing	11,215
Advisory fee	7,337
Custody	5,456
Insurance	2,602
Distribution (12b-1) and service fees (attributed to Class A and C of $1,705 and $516, respectively)	2,221
Fund accounting	1,628
Administration fee	293
Miscellaneous	3,120

Total expenses		264,309
Investment advisory fee waived		7,337
Other expenses waived or reimbursed		243,746

Net expenses		13,226

Net investment loss		(5,677)

Realized and Unrealized Gain (Loss) on Investments and Options
Net realized gain (loss):
Investments		20,545
Options		(3,184)
Net change in unrealized appreciation on:
Investments		38,330
Options		3,428

Net realized and unrealized gain on investments and options		59,119

Net Increase in Net Assets from Operations		$53,442

See notes to financial statements.

Annual Report | November 30, 2006 | 15

Claymore/Fiduciary Strategic Equity Fund |

Statements of Changes in Net Assets |

	For the Year Ended November 30, 2006	For the Period September 30, 2005* through November 30, 2005
Operations
Net investment income/(loss)	$(5,677)	$178
Net realized gain/(loss) on investments and options	17,361	(19,567)
Net change in unrealized appreciation on investments and options	41,758	26,829

Net increase in net assets resulting from operations	53,442	7,440

Distributions from
Net investment income - Class A	(178)	-0-

Capital Transactions
Net proceeds from shares sold	6,786	654,333
Cost of shares reinvested	178	-0-
Cost of shares repurchased	(46)	-0-

Net change in net assets from capital transactions	6,918	654,333

Total increase in net assets	60,182	661,773

Net Assets
Beginning of period	712,023	50,250

End of period (including accumulated undistributed net investment income of $0 and $178, respectively)	$772,205	$712,023

*	Commencement of investment operations.

See notes to financial statements.

16 | Annual Report | November 30, 2006

Claymore/Fiduciary Strategic Equity Fund |

Financial Highlights | Class A

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Year Ended November 30, 2006	For the Period September 30, 2005† through November 30, 2005

Net Asset Value, Beginning of Period	$15.16	$15.00

Income from Investment Operations
Net investment income (loss) (a)	(0.11)	0.01
Net realized and unrealized gain on investments and options	1.24	0.15

Total from investment operations	1.13	0.16

Distributions from
Net investment income	0.00 **	—

Net Asset Value, End of Period	$16.29	$15.16

Total return* (b)	7.48%	1.07	% ***
Ratios and Supplemental Data
Net assets, end of period (thousands)	$718	$661
Ratio of expenses to average net assets*	1.75%	1.75	% (c)
Ratio of net investment income (loss) to average net assets*	(0.72%)	0.21	% (c)
Portfolio turnover rate	68%	17	% ***
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	35.98%	73.32	% (c)
Ratio of net investment loss to average net assets	(34.95%)	(71.36	%) (c)

**	Amount is less than $0.01.

***	Non-annualized.

†	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)	Does not include payment of maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(c)	Annualized.

See notes to financial statements.

Annual Report | November 30, 2006 | 17

Claymore/Fiduciary Strategic Equity Fund |

Financial Highlights | Class C

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Year Ended November 30, 2006	For the Period September 30, 2005† through November 30, 2005
Net Asset Value, Beginning of Period	$15.14	$15.00

Income from Investment Operations
Net investment loss (a)	(0.23)	(0.01)
Net realized and unrealized gain on investments and options	1.24	0.15

Total from investment operations	1.01	0.14

Net Asset Value, End of Period	$16.15	$15.14

Total return* (b)	6.67%	0.93	%**

Ratios and Supplemental Data
Net assets, end of period (thousands)	$54	$51
Ratio of expenses to average net assets*	2.50%	2.50	%(c)
Ratio of net investment loss to average net assets*	(1.47%)	(0.54	%)(c)
Portfolio turnover rate	68%	17	% **

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	36.73%	74.07	%(c)
Ratio of net investment loss to average net assets	(35.70%)	(72.11	%)(c)

**	Non-annualized.

†	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)	Does not include payment of maximum CDSC of 1% charged on certain redemptions made within the first 12 months of purchase and a CDSC of 0.50% charged on certain redemptions made within months 13-18 (applicable to shares purchased after March 31, 2006). If the CDSC was included, total returns would be lower. These returns include Rule 12b-1 fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(c)	Annualized.

See notes to financial statements.

18 | Annual Report | November 30, 2006

Claymore/Fiduciary Strategic Equity Fund |

Notes to Financial Statements | November 30, 2006

Note 1 — Organization:

Claymore/Fiduciary Strategic Equity Fund (the “Fund”') is organized as a separate diversified series of the Claymore Trust, a Delaware statutory trust which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund's investment objective is to provide capital appreciation and, to a lesser extent, income and gains. The Fund seeks to achieve its investment objective by combining a diversified portfolio of equity securities and writing (selling) options on a substantial portion of its portfolio securities. The Fund commenced investment operations on September 30, 2005, with two classes of shares, Class A and Class C.

Note 2 — Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Exchange-traded options and other derivative contracts are valued at the mean between the bid and the asked prices on the primary exchange on which they are traded. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.

(c) Options

The Fund will employ an option strategy of writing (selling) covered call options against a substantial portion of the equity securities held in the Fund’s portfolio. The Fund seeks to produce income and gains primarily from the premiums it receives from writing (selling) options, from dividends received from securities held in the portfolio and from capital appreciation in the value of equity securities.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline by more than the amount of the premium received on the option written. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

(d) Distributions to Shareholders

The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income, short-term capital gains and premiums received on written options. Realized short-term capital gains and premiums received on written options are considered ordinary income for tax purposes and will be reclassified at the Fund’s fiscal year end on the Fund’s Statement of Assets and Liabilities from accumulated net realized gain to distributions in excess of net investment income.

Note 3 - Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will oversee the activities of Fiduciary Asset Management, LLC (the Fund’s “Sub-Adviser”), for a fee, payable monthly, equal to an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.75% and 2.50% of the Fund’s average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until March 31, 2009, at which time it is eligible for renewal. For the year ended November 30, 2006, the Adviser waived all of its advisory fees and reimbursed other expenses, including administration fee, of approximately $243,700. For a period of five years subsequent to the Fund’s commencement of operations, the Adviser may recover from the Fund fees and expenses previously waived or reimbursed during the prior three years if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit. As of November 30, 2006, the amount of these potentially recoverable expenses was approximately $434,100. Offering costs in the amount of $100,000 were incurred by the Fund, and were amortized over a one-year period. The Adviser has agreed to pay all organizational expenses of the Fund incurred prior to the commencement of operations.

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; votes proxies; and pays the compensation of all officers of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily net assets.

Annual Report | November 30, 2006 | 19

Claymore/Fiduciary Strategic Equity Fund |

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Fund:

Rate	Net Assets		Rate	Net Assets
0.04%	First$	200,000,000	0.02%	Next $	500,000,000
0.03%	Next$	300,000,000	0.01%	Over $	1,000,000,000

For the year ended November 30, 2006, the Adviser waived all of its administration fee.

The Bank of New York (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

U.S. Bancorp Fund Services, LLC acts as the Fund’s transfer agent. U.S. Bancorp is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser. The Fund does not compensate its officers or trustees who are officers or directors of the Adviser.

Note 4 - Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. For the year ended November 30, 2006, a permanent book and tax difference relating to a net operating loss totaling $5,677 was reclassified from net investment loss to capital.

Information on tax components of investments, excluding written options, and net assets as of November 30,2006 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments
$733,509	$81,326	($16,161)	$65,165

Undistributed Ordinary Income/ (Accumulated Ordinary Loss)	Undistributed Long-Term Gains / (Accumulated Capital Loss)	Other Temporary Differences
$-0-	($1,844)	$3,060

As of November 30, 2006, the Fund had an accumulated capital loss carryforward for tax purposes of $1,844, which expires between November 30, 2013 and 2014. The differences between book and tax basis unrealized appreciation/ (depreciation) is attributable to the tax deferral on straddle losses.

The tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, of $178 was ordinary income. There were no distributions for the fiscal period ended November 30, 2005. The final determination of the source of the 2006 distributions, if any, for tax purposes will be made after the end of the Fund’s fiscal year and will be reported to shareholders in January 2007 on IRS Form 1099-DIV.

Note 5 - Capital Transactions:

For the year ended November 30, 2006 and the period ended November 30, 2005, capital transactions were as follows:

	For the year ended November 30, 2006		For the period ended November 30, 2005
	Shares	Value	Shares	Value
Sales:
Class A	439	$6,786	41,667	$629,333
Class C	-0-	-0-	1,667	25,000

Total Sales	439	$6,786	43,334	$654,333

Dividend Reinvestment:
Class A	12	$178	-0-	$-0-
Class C	-0-	-0-	-0-	-0-

Total Dividend Reinvestment	12	$178	-0-	$-0-

Repurchases:
Class A	(3)	$(46)	-0-	$-0-
Class C	-0-	-0-	-0-	-0-

Total Repurchases	(3)	$(46)	-0-	$-0-

At November 30, 2006, Claymore Securities, Inc., an affiliate of the Adviser, owned 3,343 and 3,342 shares of Class A and Class C, respectively, and Fiduciary Asset Management, LLC owned 40,011 shares of Class A.

The Fund imposes a redemption fee of 2.00% of the total redemption amount on all shares redeemed or exchanged within 30 days of purchase or exchange into the Fund. The redemption fee is paid directly to the Fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. The Fund received $1 in redemption fees during the year, which have been netted with cost of shares repurchased on the Statement of Changes in Net Assets.

Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the value of the redemption. The CDSC will be imposed on most redemptions made within the first 12 months of the purchase for Class C Shares. For purchases made after March 31, 2006, a CDSC of 0.50% will be imposed on most redemptions made within months 13-18 of the purchase of Class C Shares. Sales charges do not represent an expense to the Fund. Claymore Securities, Inc. did not retain any CDSC for the year ended November 30, 2006.

Note 6 - Investment Transactions:

For the year ended November 30, 2006, purchases and sales of investments, excluding options expiring in less than one year and short-term investments, were $522,255 and $508,328, respectively.

The Fund entered into written call options contracts during the year ended November 30, 2006. Details of the transactions were as follows:

Written Options	Number of Contracts	Premiums Received
Beginning Options Balance	112	$21,227
Options written during the year	994	202,873
Options expired during the year	(136)	(16,391)
Options closed during the year	(855)	(188,764)

Options outstanding, end of year	115	$18,945

Note 7 - Distribution and Service Plan:

The Fund has adopted a distribution and service plan (the “Plan”) with respect to its Class A Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and pays service fees in connection with the provision of services to shareholders of each class and the maintenance of shareholder accounts. Annual fees under the Plan, of up to 0.25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets, are accrued daily. The annual fees for Class A Shares and Class C Shares are paid quarterly. The 12b-1 plan is used to induce or compensate financial intermediaries to provide distribution and/or services to the Fund and their shareholders. Included in these fees are payments retained by Claymore Securities, Inc., which were approximately $2,400 for the year ended November 30, 2006.

20 | Annual Report | November 30, 2006

Claymore/Fiduciary Strategic Equity Fund |

Note 8 - Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 - New Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Valuation Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 17, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

Annual Report | November 30, 2006 | 21

Claymore/Fiduciary Strategic Equity Fund |

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Claymore/Fiduciary Strategic Equity Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Claymore/Fiduciary Strategic Equity Fund (one of the funds constituting the Claymore Trust (the “Trust”)), as of November 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from September 30, 2005 (commencement of investment operations) through November 30, 2005. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Claymore/Fiduciary Strategic Equity Fund of the Trust at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period from September 30,2005 (commencement of investment operations) through November 30, 2005, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 17, 2007

22 | Annual Report | November 30, 2006

Claymore/Fiduciary Strategic Equity Fund |

Supplemental Information | (unaudited)

Trustees

The Trustees of the Claymore/Fiduciary Strategic Equity Fund and their principal occupations during the past five years are as follows:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of) Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustees
Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2005	Formerly, Senior Vice President and Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	19	None.

Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2005	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions from 2000-present. Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	22	None.

Ronald E.Toupin, Jr. Year of Birth: 1958 Trustee	Since 2005	Formerly Vice President, Manager, and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988-1999), each of John Nuveen & Co., Inc. (asset manager) (1982-1999).	20	None.

Interested Trustees:

Nicholas Dalmaso† Year of Birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2005	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Formerly, Assistant General Counsel, John Nuveen and Co., Inc. (1999-2001). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	22	None.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	Trustees serve until their successors have been duly elected.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

Additional information about Fund Trustees is available in the Fund’s Statement of Additional Information, without charge, upon request by calling (877) 252-9667.

Annual Report | November 30, 2006 | 23

Claymore/Fiduciary Strategic Equity Fund |

Supplemental Information | (unaudited) continued

Officers

The Officers of the Claymore/Fiduciary Strategic Equity Fund and their principal occupations during the past five years are as follows:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:

Steven M. Hill Year of Birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2005	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present); Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005); Treasurer of Henderson Global Funds and Operations Manager of Henderson Global Investors (NA) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001).

Melissa Nguyen Year of Birth: 1978 Secretary	Since 2005	Vice President of Claymore Advisors, LLC (2005-present). Previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

William Belden Year of Birth: 1965 Vice President	Since 2005	Managing Director of Claymore Advisors, LLC (2005-present). Previously, Vice President of Product Management at Northern Trust Global Investments (1999-2005).

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006	Vice President, Fund Compliance Officer of Claymore Advisors, LLC (Feb. 2006-present). Previously, Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006); Director-Compliance of Harrisdirect, LLC (1999-2003).

James Howley Year of Birth: 1972 Assistant Treasurer	Since 2005	Vice President, Fund Administration of Claymore Advisors, LLC (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

24 | Annual Report | November 30, 2006

Claymore/Fiduciary Strategic Equity Fund |

Fund Information |

Board of Trustees
Randall C. Barnes Nicholas Dalmaso* Ronald A. Nyberg Ronald E.Toupin, Jr.

Officers

Nicholas Dalmaso

Chief Legal and Executive Officer

Steven M. Hill

Chief Financial Officer, Chief Accounting Officer and Treasurer

Melissa Nguyen

Secretary

William Belden

Vice President

Bruce Saxon

Chief Compliance Officer

James Howley

Assistant Treasurer

Investment Adviser

Claymore Advisors, LLC Lisle, Illinois

Investment Sub-Adviser

Fiduciary Asset Management, LLC St. Louis, Missouri

Distributor and Servicing Agent

Claymore Securities, Inc. Lisle, Illinois

Custodian and Fund Accounting Agent

Bank of New York New York, New York

Transfer Agent

U.S. Bancorp Fund Services, LLC Milwaukee, Wisconsin

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C. Chicago, Illinois

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, Illinois

*	Trustee is an interested person of the Fund as defined in the Investment Company Act of 1940, as amended.

Privacy Principles of Claymore/Fiduciary Strategic Equity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

This report is sent to shareholders of Claymore/Fiduciary Strategic Equity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 252-9667 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 252-9667 or by accessing the Fund's Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

Annual Report | November 30, 2006 | 25

Claymore/Fiduciary Strategic Equity Fund |

Notes |

26 | Annual Report | November 30, 2006

Claymore/Fiduciary Strategic Equity Fund |

About the Fund Manager |

Fiduciary Asset Management, LLC

Fiduciary is a registered investment adviser that manages a broad array of equity and fixed-income portfolios primarily for institutional investors and is based in St. Louis, Missouri. Fiduciary currently supervises or manages approximately $16.8 billion in assets for endowments & foundations, public pension plans, corporate trusts, union plans, Taft- Hartley plans, four exchange-listed closed-end funds and three hedge funds. Fiduciary also manages two open-end mutual funds.

Investment Philosophy

Fiduciary believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.

Investment Process

The managers employ a disciplined three-step investment process that seeks to build a solid core equity portfolio with an actively managed options strategy overlay:

1.	Build an underlying portfolio of stocks by utilizing Fiduciary's disciplined core equity process.

2.	Develop a unique covered call writing strategy that is created based on the equity portfolio and then implemented.

3.	Monitor the fund through active management and by employing a proprietary risk management model.

Annual Report | November 30, 2006 | 27

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.claymore.com or by calling 877-CLAYMORE (877-252-9667). Please read the prospectus carefully before investing. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in this fund.

NOT FDIC - INSURED NOT BANK - GUARANTEED

Claymore Securities, Inc.

2455 Corporate West Drive

Lisle, Illinois 60532

Member of NASD/SIPC

Annual Report

November 30, 2006

Claymore/Fiduciary Large Cap Core Fund

FIDUCIARY ASSET MANAGEMENT

NOT FDIC-INSURED NOT BANK-GUARANTEED

CLAYMORE®

www.claymore.com
... your road to the LATEST,

most up-to-date INFORMATION about the

Claymore/Fiduciary Large Cap Core Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com, you will find:

•	Daily and historical Fund pricing, monthly and quarterly Fund returns, portfolio holdings and characteristics, distribution history.

•	Investor guides and Fund fact sheets.

•	Regulatory documents including a prospectus and shareholder reports.

Claymore Securities is continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

Annual Report | November 30, 2006 | 3

Claymore/Fiduciary Large Cap Core Fund |

Dear Shareholder |

We are pleased to submit the shareholder report for Claymore/Fiduciary Large Cap Core Fund for the fiscal year ended November 30, 2006. As you may know, the Fund’s investment objective is to provide capital appreciation and to a lesser extent, current income. The Fund’s sub-adviser seeks to achieve these objectives by investing in a diversified portfolio of equity securities of primarily large-capitalization companies.

Fiduciary Asset Management, LLC is the Fund’s sub-adviser. Fiduciary manages a wide range of institutional products and is one of the leading managers of hedged equity investments. As of November 30, 2006, Fiduciary managed or supervised approximately $16.8 billion in assets.

In this fiscal year, the Fund’s Class A Shares generated a total return of 11.34%, at net asset value.1 This represents a gain in net asset value from $15.17 on November 30, 2005 to $16.89 on November 30, 2006. If sales charges had been included, returns would have been lower. (Please see page 10 for complete performance information and adjusted returns of all share classes.) There is a fee waiver currently in place for this Fund through March 31, 2009. Without this waiver Fund returns would have been lower. (Please see Note 3 in the Notes to Financial Statements on page 18 for more information on this fee waiver.) By comparison, the Standard & Poor’s 500 Index (S&P 500) returned 14.23%. Index returns reflect the reinvestment of all distributions. It is not possible to invest directly in an index.

To learn more about the Fund’s performance during the fiscal year, we encourage you to read the Questions & Answers section of the report on page 5. In it, you’ll find information on Fiduciary’s investment philosophy, their views on the economy and market environment and detailed information about what was behind the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit our website at www.claymore.com or call 877-CLAYMORE (877-252-9667) for account information.

Nicholas Dalmaso

Claymore/Fiduciary Large Cap Core Fund

[1]

Past performance does not guarantee future performance. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns include reinvestment of dividends and capital gains. Please visit www.claymore.com for more current performance data.

4 | Annual Report | November 30, 2006

Claymore/Fiduciary Large Cap Core Fund |

Questions & Answers |

Mohammed Riad, Portfolio Manager

Portfolio Manager Mohammed Riad is a Managing Director, Senior Portfolio Manager and Chief Derivatives Strategist for Fiduciary Asset Management. He is a member of Fiduciary’s Strategy and Investment Committee and serves as Senior Portfolio Manager for the firm’s institutional and hedged large-cap equity strategies. Mr. Riad joined Fiduciary in 1999 and has 14 years of investment industry experience. He holds an M.B.A. from Washington University in St. Louis.

K. Timothy Swanson, CFA, Portfolio Manager

Portfolio Manager K. Timothy Swanson is a Senior Vice President and member of Fiduciary Asset Management’s Investment Committee. Mr. Swanson joined Fiduciary in 2003. Prior to joining Fiduciary, Mr. Swanson was employed by Argent Capital Management from 2001 to 2003 and served in a variety of roles, including portfolio management and fundamental research. He has more than 15 years of investment industry experience and is a CFA charterholder. Mr. Swanson earned an M.B.A. from Washington University in St. Louis.

The Claymore/Fiduciary Large Cap Core Fund is managed by Fiduciary Asset Management, LLC. In the following interview, Portfolio Co-Managers Mohammed Riad and K. Timothy Swanson, CFA, discuss how they structured the portfolio and how the Fund performed in the fiscal year ended November 30, 2006.

Will you tell us about the economy and market during the fiscal year?

Overall it was a positive environment. While the economy remained relatively strong, there were some signs of modest slowing late in the fiscal period. Commodity prices rose dramatically, and the price of crude oil reached historic levels of $78 per barrel in August before retreating to the $60 range by the end of the fiscal reporting period. After several years of incredible growth, the housing market began to retreat this summer. The Federal Reserve Board (the “Fed”) raised the federal funds rate four times during the year to 5.25% in June from 4.50% at the start of the period. These increases in interest rates kept inflation in check but had no negative impact on corporate profits, which remained healthy. Broad equity markets, led primarily by value-style stocks, performed well during the fiscal year. However, while things were positive on a full fiscal year basis, the market endured some sharp bouts of volatility in the early summer months ignited by fears of inflation and concern that the Fed might continue to raise interest rates for the foreseeable future. There was wide-scale selling in the market and the Standard & Poor’s 500 Index (“S&P 500”) lost ground in May and generated only minimal gains in June and July. The remainder of the year was generally positive for the broad market.

How did the Fund perform?

The Fund’s Class A Shares at net asset value returned 11.34% for the fiscal year ended November 30, 2006.1 The Standard & Poor’s 500 Index (“S&P 500”) returned 14.23%. We attribute the underperformance to the Fund’s large growth stock orientation — an area of the market that underperformed during the fiscal year versus value equities. (Please see page 10 for complete performance information for both share classes and sales charge adjusted returns.) There was a fee waiver in place during the period, which remains in effect until March 31, 2009. Without this waiver, Fund returns would have been lower.

Which areas of the Fund most helped performance?

Industrials. The Fund was helped by its overweight position and strong relative performance within the industrials sector. The sector continued to benefit from strong global growth trends and specifically the growth of infrastructure projects worldwide. While we expect U.S. economic growth to slow in 2007, we believe that growth

[1]

Past performance does not guarantee future performance. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns include reinvestment of dividends and capital gains. Please visit www.claymore.com for more current performance data.

Annual Report | November 30, 2006 | 5

Claymore/Fiduciary Large Cap Core Fund | Questions & Answers (continued)

will remain strong on a global basis. We therefore invested in a variety of companies with exposure to expanding global markets. These multinational companies were some of the Fund’s best performers. Contributors included General Electric (3.2% of total investments), a broadly-diversified industrial conglomerate; United Technologies (3.0% of total investments), a provider of products used in the building, aerospace and automotive industries and Deere & Company (1.7% of total investments), a manufacturer of agricultural machinery.

Consumer Staples. The Fund held an underweight position in this sector, but its return far exceeded the S&P 500 consumer staples sector gain. Performance was led by the Fund’s position in CVS Corp. (no longer held in the portfolio). CVS is a national operator of drugstores that realized strong sales growth and increased profits. CVS also benefited from its acquisition of the Sav-On and Osco drugstore chains from Albertson’s. The stock climbed steadily from the start of the period until October, soon after Wal-Mart announced it would be lowering the price of many generic drugs to $4 a prescription. The Fund held an overweight position in CVS, but we sold the stock in the wake of the Wal-Mart announcement.

Which areas of the Fund most hurt performance?

Health Care. The Fund was hurt by the decline of its health care holdings and its overweight position in the sector relative to the S&P 500. We maintained a focus on health care service and biotechnology companies, which were some of the best contributors to Fund performance in 2005. This fiscal year, however, they hurt performance.

In general, the overall health care services industry came under pressure due to investors’ concern about moderating growth and the ability of service companies to maintain their pricing power and margins. There were also fears that government regulation and oversight within the industry may grow as a result of the recent elections and the democratic majority in Congress. These factors led to a decline in share prices throughout the services industry. Despite these worries, the fundamentals and earnings of the health care service group have remained compelling. It is our opinion that this is a temporary setback and that the industry will remain in tact and continue to grow earnings.

There were also issue-specific events that hurt performance. UnitedHealth Group (2.0% of total investments), a leader in the managed care industry, came under regulatory scrutiny by the SEC regarding its stock options policies for the company’s executives. The scandal ultimately led to the resignation of its chief executive officer. The stock fell sharply from its high point in December 2005 through May 2006. It has since recovered some of its lost ground, but is still down for the fiscal year ended November 30, 2006. While we’re disappointed with UnitedHealth Group’s performance, we are gratified that we took some profits in the stock early in the fiscal year, thereby reducing the potential level of losses for the Fund. We continue to hold UnitedHealth because its earnings have remained robust and it is now trading at an extremely attractive valuation relative to our opinion of its underlying fundamental strength. We expect to see continued recovery in the stock under the company’s new management.

Biotechnology stocks also declined in the period. There was no universal theme to the decline that we could see. The sector had performed quite well over the last couple years and the selling could have been a result of investors moving to lock in gains. We maintained our biotechnology position, however, because we view these stocks as having underappreciated growth potential given the ongoing discoveries of new molecular entities and novel treatment regimens. To a great extent the prices of these types of stocks tend to be moved by media coverage. When a new discovery or approval is announced, investors tend to flock to the biotech sector with the increased attention. When there is little media coverage, which was the case this period, momentum investors tend to look elsewhere for returns. Our positions in Amgen (1.6% of total investments) and Genentech (2.0% of total investments) both suffered losses, but we maintained the Fund’s positions in the stocks because their fundamentals have remained positive in our opinion.

6 | Annual Report | November 30, 2006

Claymore/Fiduciary Large Cap Core Fund | Questions & Answers (continued)

Consumer Discretionary. After posting negative returns in the first half of the fiscal period, the Fund’s consumer discretionary sector performance improved substantially with strong gains in casino companies and some retailers. Unfortunately, declines in home builders and home improvement retailers detracted from sector performance and resulted in an overall gain much lower than the advance of the S&P 500 consumer discretionary sector. Home builder Lennar (no longer held in the portfolio) declined on fears that the housing industry was ready to roll over given the higher interest rate environment and an increase in unsold housing inventory. Home improvement retailer Lowe’s Cos. (2.2% of total investments) also declined in response to investor concern over the weakening housing market. In the last two months of the fiscal year, however, Lowe’s stock price began to improve modestly as the company announced strong third quarter earnings. We continue to hold Lowe’s stock as we believe that investor fears have been more than priced into the stock.

Technology represented an overweight position in the Fund. Will you discuss your thoughts on the sector and its performance during the fiscal year?

The technology sector provided reasonable gains for the full fiscal year period with much of the progress being made in the last six months of the period. The Fund’s technology position represented an average of 22.1% of total investments at the end of the period versus the S&P 500 which held a 15.8% weight in technology. The Fund modestly outperformed the index return.

Based on our top-down research, we consider the areas of greatest opportunities in the sector to be companies with exposure to the telecommunications industry, consumer electronics companies, and corporate technology spending.

We believe the broadband communications industry is poised for a new wave of growth as economies across the world continue to expand. With that in mind we focused our investment in companies that we believe will benefit from that growth. These include chip manufacturers, handset suppliers and telecommunications companies. During the fiscal year there were concerns about pricing weakness in emerging markets and fears that demand for handsets would slow in the U.S. and other industrialized countries. This applied pressure to cell phone chip suppliers and handset manufacturers and led to a decline in the group. We believe, however, that our thesis remains in tact. Earnings have continued to grow despite investor concerns and the fundamentals for these types of companies remain strong. We believe our patience in the telecommunications-related area will be rewarded. While they generated negative returns this period, we have strong long-term conviction in Motorola, Inc. (2.7% of total investments), a leader in broadband services and products and Texas Instruments, Inc. (2.7% of total investments), a semiconductor company.

There seems to be an insatiable appetite by U.S. consumers for electronic communication and entertainment gadgets — particularly LCD televisions, laptop computers and MP-3 players. We believe this demand will continue in 2007. The Fund’s position in Apple Computer, Inc. (2.7% of total investments) is a great representation of this theme. The company’s iPod and iTunes business provided a great deal of excitement and sales for the company. More important, though, iPod business has generated renewed interest in Apple’s line of laptop computers, which provide easy to use photo sharing and video editing software. Ultimately, we believe the growth in Apple’s computer business will be the key to its long-term success. The Fund held a large overweight position in the stock, which provided strong gains during the fiscal year.

Will you tell us how you select securities for the Fund?

The Fund’s investment objective is to provide capital appreciation and, to a lesser extent, current income. We seek to achieve these objectives by investing in a diversified portfolio of equity securities of primarily large capitalization companies.

We start with a top-down approach, meaning we closely analyze macroeconomic and market factors to determine where we are in the current economic or market cycle. Some of the information we study includes interest rates, fiscal and monetary policy, inflation, the U.S. Dollar and corporate profits, among other data. Our research directs us to the industries that, in our opinion, provide the best near-term opportunity given the market cycle.

Annual Report | November 30, 2006 | 7

Claymore/Fiduciary Large Cap Core Fund | Questions & Answers (continued)

After identifying industries in which we want to invest, we look for companies that are leaders in their respective markets with what we believe to be clean balance sheets, growing cash flow potential and top-line historical growth. We use a proprietary quantitative screening process that presents companies which are not only strong today, but those that are forecasting better earnings and cash flows moving forward. After candidates are pinpointed, we conduct fundamental company research and analysis to help confirm our theses on the stocks. Our fundamental research considers data provided by Wall Street analysts, but not their opinions. Generally, we don’t speak directly with company management because we believe their views are subjective and often guarded, and therefore not helpful with our analyses. Our top-down process typically leads us to a portfolio that is diversified across market sectors and individual securities. As of November 30, 2006 the Fund held a total of 45 individual equities.

Our sell discipline is part and parcel of our top-down investment discipline. Although many industries can prosper throughout the various stages of a market cycle, many will not. That said, we will sell a stock even if the company’s fundamentals appear to be strong if our research suggests that the industry or market sector no longer looks attractive relative to other opportunities. You’ll see that much of the portfolio will change as we move through an economic cycle. This is a point of differentiation for Fiduciary. Many managers buy and hold stocks based on fundamentals alone — regardless of the economic cycle. We believe that the economy, in addition to operating fundamentals, should be considered when deciding whether to shift out of a security. We regularly monitor the portfolio in order to make sure that the Fund’s stocks validate the findings of our top-down research. Remaining true to our top-down discipline, we believe, is critical to the long-term success of the Fund.

What is your outlook for the market and Fund in 2007?

We expect to see a slowdown in economic growth and corporate profits in 2007, which we believe will be positive for equities — particularly growth stocks. We believe that as growth slows inflation risks will moderate and pressure on the Fed to ease monetary policy may increase which would be positive for the following reasons.

When short-term interest rates move lower, price-to-earnings2 (“P/E”) multiples tend to expand, meaning the valuations of equity securities rise. It is our opinion that valuations are attractive right now and at generally unsustainably low levels. At the same time, corporate earnings have continued to grow. This sets the stage for a potentially strong equity rally to take place should interest rates begin to decline. Historically large-cap growth stocks have tended to outperform value stocks and small-cap stocks during periods of monetary easing.

The last Fed rate hike was on June 29, 2006. All evidence that we see suggests that it is unlikely there will be additional interest rate hikes in the coming months. We believe that current inflation concerns are transitory at best. The Consumer Price Index (“CPI”), a measure of inflation, has been driven higher in 2006 by rising commodity prices and housing valuations and rental inventory. Prices in commodities and housing have since fallen, which we believe will result in less upward CPI pressure moving forward. Consumer spending, which accounts for approximately two thirds of the economy, has remained reasonable. Average hourly earnings have been increasing and the unemployment rate has remained relatively low. Additionally, the global growth we’ve seen over the past few years appears to be in a longer cycle than previously experienced, which should continue to buoy demand for U.S. products. These factors formulate our positive outlook for 2007. If our assumptions are correct, we believe the Fund’s large-cap growth bias will prove fruitful in the coming year.

[2]	P/E is equal to a stock’s market capitalization dividend by its after-tax earnings over the most recent 12-month period. It is a common measure of a stock’s valuation.

8 | Annual Report | November 30, 2006

Claymore/Fiduciary Large Cap Core Fund | Questions & Answers (continued)

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

The Fund has a limited history of operations.

Investment Risk. An investment in the Fund is subject to risks, and you could lose money on your investment. There can be no assurance that the Fund will achieve its investment objective.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Income and Distribution Risk. The income that shareholders receive from the Fund through annual distributions is based primarily on the dividends and interest the Fund earns from its investments. Dividend payments the Fund receives can vary widely and there is no guarantee that they will be paid at all.

Foreign Investment Risk. Although the Fund will limit its investment in securities of foreign issuers to ADRs and other U.S. dollar-denominated equity securities of foreign issuers traded on U.S. exchanges, the Fund’s investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Please refer to the prospectus for more complete risk information.

Industry Risk. While the Fund does not concentrate its assets in any industry, to the extent that the Fund focuses its investments in a particular industry or group of related industries, the net asset value of the Fund will be more susceptible to factors affecting that industry or sector.

In addition to the risks described, there are certain other risks related to investing in the Fund. These risks are described further in the Prospectus and Statement of Additional Information.

Annual Report | November 30, 2006 | 9

Claymore/Fiduciary Large Cap Core Fund |

Fund Performance and Summary | November 30, 2006 (unaudited)

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund’s Class A shares, made at its inception and including payment of the sales charge, with a similar investment in the S&P 500. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results.

The S&P 500 Index is a broad representation of the U.S. stock market. The index does not reflect expenses, fees or sales charges, which would lower performance. The index is unmanaged and it is not possible to invest in an index. Index data source: www.standardandpoors.com.

Total Returns
Share Class	One Year	Since Inception Average Annual
Unadjusted for sales charges		(9/30/05)
Class A	11.34%	10.70%
Class C	10.50	9.86
Adjusted for the maximum sales charge or CDSC
Class A	4.94%	5.23%
Class C	9.50	9.86

Performance information represents past performance. There is no guarantee of future results. Current performance may be higher or lower than returns shown. For more current Fund information, please visit www. claymore. com. When redeemed, Fund shares may be worth more or less than their original cost.

Total returns with sales charge reflect payment of the maximum sales charge of 5.75% for Class A shares and a contingent deferred sales charge of 1.00% for Class C shares if redeemed within 12 months of purchase and 0.50% if redeemed during months 13 - 18 (applicable to shares purchased after March 31, 2006). The total returns of individual share classes will differ due to varying sales charges and expenses between the classes. Returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns.

The Fund’s Adviser has waived or reimbursed fees or expenses; absent such waivers/reimbursements, the Fund’s returns would have been lower.

Sector Breakdown	% of Net Assets
Information Technology	21.7%
Industrials	20.2
Financials	18.9
Consumer Discretionary	13.6
Health Care	9.7
Energy	5.6
Investment Companies	3.3
Telecommunications	2.3
Consumer Staples	1.7
Materials	1.1

Total Investments	98.1%
Other Assets in excess of Liabilities	1.9

Net Assets	100.0%

Top Ten Holdings	% of Net Assets
Burlington Northern Santa Fe Corp.	3.8%
Lehman Brothers Holdings, Inc.	3.6
United Technologies Corp.	3.4
iShares Russell 1000 Index Fund	3.3
General Electric Co.	3.2
MGM Mirage	3.1
Honeywell International, Inc.	3.0
American International Group, Inc.	2.9
Bank of America Corp.	2.9
Goldman Sachs Group, Inc.	2.8

Sectors and holdings are as a percentage of net assets, are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

10 | Annual Report | November 30, 2006

Claymore/Fiduciary Large Cap Core Fund |

Overview of Fund Expenses | November 30, 2006

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 6/01/06 -11/30/06.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the fiscal year. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/01/06	Ending Account Value 11/30/06	Expenses Paid During Period* 6/01/06-11/30/06
Class A
Actual	$1,000	$1,078	$8
Hypothetical (5% annual return before expenses)	1,000	1,017	8
Class C
Actual	$1,000	$1,073	$12
Hypothetical (5% annual return before expenses)	1,000	1,013	12

*	Expenses are equal to the Fund's annualized expense ratio of 1.60% and 2.35% for Class A and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the semi-annual period). The expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Annual Report | November 30, 2006 | 11

Claymore/Fiduciary Large Cap Core Fund |

Portfolio of Investments | November 30, 2006

Number of Shares		Value
	Common Stocks - 94.8%

	Consumer Discretionary - 13.6%
80	Best Buy Co., Inc.	$4,398
100	Comcast Corp. - Class A (a)	4,046
35	Federated Department Stores, Inc.	1,473
40	Harrah’s Entertainment, Inc.	3,148
150	Lowe’s Cos., Inc.	4,524
120	MGM MIRAGE (a)	6,452
85	Nordstrom, Inc.	4,167

		28,208

	Consumer Staples - 1.7%
56	Procter & Gamble Co.	3,516

	Energy - 5.6%
35	Baker Hughes, Inc.	2,570
55	B.J. Services Co.	1,857
25	Chevron Corp.	1,808
70	Exxon Mobil Corp.	5,377

		11,612

	Financials - 18.9%
85	American International Group, Inc.	5,977
110	Bank of America Corp.	5,924
30	Bear Stearns Cos., Inc. (The)	4,574
80	Citigroup, Inc.	3,967
30	Goldman Sachs Group, Inc.	5,844
100	Lehman Brothers Holdings, Inc.	7,367
100	Wachovia Corp.	5,419

		39,072

	Health Care - 9.7%
45	Amgen, Inc. (a)	3,195
97	Coventry Health Care, Inc. (a)	4,669
50	Genentech, Inc. (a)	4,088
150	Pfizer, Inc.	4,124
82	UnitedHealth Group, Inc.	4,024

		20,100

	Industrials - 20.2%
105	Burlington Northern Santa Fe Corp.	7,892
80	Caterpillar, Inc.	4,962
35	Deere & Co.	3,360
50	FedEx Corp.	5,771
185	General Electric Co.	6,527
145	Honeywell International, Inc.	6,232
110	United Technologies Corp.	7,098

		41,842

	Information Technology - 21.7%
60	Apple Computer, Inc. (a)	5,501
70	BEA Systems, Inc. (a)	964
118	Broadcom Corp. - Class A (a)	3,874
150	Cisco Systems, Inc. (a)	4,032
165	Corning, Inc. (a)	3,557
155	Dell, Inc. (a)	4,222
325	EMC Corp. (a)	4,261
160	Microsoft Corp.	4,693
250	Motorola, Inc.	5,543
187	Texas Instruments, Inc.	5,526
100	Yahoo!, Inc. (a)	2,699

		44,872

	Materials - 1.1%
45	Monsanto Co.	2,163

	Telecommunication Services - 2.3%
83	Alltel Corp.	4,709

	Total Common Stocks
	(Cost $178,729)	196,094

	Investment Companies - 3.3%
90	iShares Russell 1000 Index	6,862

	(Cost $6,221)
	Total Investments - 98.1%

	(Cost $184,950)	202,956
	Other Assets in excess of Liabilities - 1.9%	3,936

	Net Assets - 100%	$206,892

(a)	Non-income producing security.

12 | Annual Report | November 30, 2006

Claymore/Fiduciary Large Cap Core Fund |

Statement of Assets and Liabilities | November 30, 2006

Assets
Investments in securities, at value (cost $ 184,950)	$202,956
Cash	7,536
Receivable from adviser	53,478
Dividends receivable	287

Total assets	264,257

Liabilities
Payable for securities purchased	1,529
Distributor and affiliates	98
Accrued expenses and other liabilities	55,738

Total liabilities	57,365

Net Assets	$206,892

Composition of Net Assets
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$189,426
Accumulated net unrealized appreciation on investments	18,006
Accumulated net realized loss on investments	(540)

Net Assets	$206,892

Maximum Offering Price per Share
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $124,175 and 7,351 shares of beneficial interest issued and outstanding)	$16.89
Maximum sales charge (5.75%* of offering price)	1.03

Maximum offering price to public	$17.92

Class C Shares:
Net asset value and offering price per share (Based on net assets of $82,717 and 4,940 shares of beneficial interest issued and outstanding)	$16.74

*	On sales of $50,000 or more, the sales charge will be reduced.

See notes to financial statements.

Annual Report | November 30, 2006 | 13

Claymore/Fiduciary Large Cap Core Fund |

Statement of Operations | For the Year Ended November 30, 2006

Investment Income
Dividends		$1,705

Expenses
Offering costs	83,014
Professional fees	76,513
Shareholder services	31,253
Registration	21,365
Printing	17,510
Trustees’ fees and expenses	10,998
Insurance	2,601
Advisory fee	1,296
Fund accounting	1,076
Custody	1,064
Distribution (12b-1) and service fees (attributed to Class A and C of $218 and $652, respectively)	870
Administration fee	61
Miscellaneous	3,398

Total expenses		251,019
Investment advisory fee waived		1,296
Other expenses waived or reimbursed		246,799

Net expenses		2,924

Net investment loss		(1,219)

Realized and Unrealized Gain on Investments
Net realized gain on investments		1,038
Net change in unrealized appreciation		16,019

Net realized and unrealized gain on investments		17,057

Net Increase in Net Assets from Operations		$15,838

See notes to financial statements.

14 | Annual Report | November 30, 2006

Claymore/Fiduciary Large Cap Core Fund |

Statements of Changes in Net Assets |

	For the Year Ended November 30, 2006	For the Period September 30, 2005* through November 30, 2005
Operations
Net investment loss	$(1,219)	$(49)
Net realized gain/(loss) on investments	1,038	(886)
Net change in unrealized appreciation on investments	16,019	1,987

Net increase in net assets resulting from operations	15,838	1,052

Capital Transactions
Net proceeds from shares sold	90,033	95,000
Cost of shares repurchased	(31)	- 0 -
Net change in net assets from capital transactions	90,002	95,000

Total increase in net assets	105,840	96,052

Net Assets
Beginning of period	101,052	5,000

End of period (including net investment loss of $0 and $0, respectively)	$206,892	$101,052

*	Commencement of investment operations.

See notes to financial statements.

Annual Report | November 30, 2006 | 15

Claymore/Fiduciary Large Cap Core Fund |

Financial Highlights | Class A

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Year Ended November 30, 2006	For the Period September 30, 2005** through November 30, 2005

Net Asset Value, Beginning of Period	$15.17	$15.00

Income from Investment Operations
Net investment income/(loss) (a)	(0.07)	0.00	(d)
Net realized and unrealized gain on investments	1.79	0.17

Total from investment operations	1.72	0.17

Net Asset Value, End of Period	$16.89	$15.17

Total return* (b)	11.34%	1.13	%***
Ratios and Supplemental Data
Net assets, end of period (thousands)	$124	$51
Ratio of expenses to average net assets*	1.60%	1.60	%(c)
Ratio of net investment income/(loss) to average net assets*	(0.48%)	0.06	%(c)
Portfolio turnover rate	64%	14	%***

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	164.85%	516.12	% (c)
Ratio of net investment loss to average net assets	(163.73%)	(514.46	%) (c)

**	Commencement of investment operations.

***	Non-annualized.

(a) Based on average shares outstanding during the period.

(b) Does not include payment of maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(c) Annualized.

(d) Amount is less than $.01.

See notes to financial statements.

16 | Annual Report | November 30, 2006

Claymore/Fiduciary Large Cap Core Fund |

Financial Highlights | Class C

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Year Ended November 30, 2006	For the Period September 30, 2005** through November 30, 2005

Net Asset Value, Beginning of Period	$15.15	$15.00

Income from Investment Operations
Net investment loss (a)	(0.20)	(0.02)
Net realized and unrealized gain on investments	1.79	0.17

Total from investment operations	1.59	0.15

Net Asset Value, End of Period	$16.74	$15.15

Total return* (b)	10.50%	1.00	% ***

Ratios and Supplemental Data
Net assets, end of period (thousands)	$83	$50
Ratio of expenses to average net assets*	2.35%	2.35	% (c)
Ratio of net investment loss to average net assets*	(1.23%)	(0.69	%) (c)
Portfolio turnover rate	64%	14	% ***

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	165.60%	516.87	% (c)
Ratio of net investment loss to average net assets	(164.48%)	(515.21	%) (c)

**	Commencement of investment operations.

***	Non-annualized.

(a)	Based on average shares outstanding during the period.

(b)	Does not assume payment of maximum CDSC of 1% charged on certain redemptions made within one year of purchase and 0.50% if redeemed during months 13-18 (applicable to shares purchased after March 31, 2006). If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(c)	Annualized.

See notes to financial statements.

Annual Report | November 30, 2006 | 17

Claymore/Fiduciary Large Cap Core Fund |

Notes to Financial Statements | November 30, 2006

Note 1 — Organization:

Claymore/Fiduciary Large Cap Core Fund (the “'Fund”') is organized as a diversified series of the Claymore Trust, a Delaware statutory trust which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide capital appreciation and, to a lesser extent, income. The Fund will invest primarily in a diversified portfolio of common stocks of large U.S. corporations and dollar-denominated equity securities of foreign securities. The Fund commenced investment operations on September 30, 2005, with two classes of shares, Class A and Class C.

Note 2 — Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.

(c) Distributions to Shareholders

The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 — Investment Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will oversee the activities of Fiduciary Asset Management, LLC (the Fund’s “Sub-Adviser”), for a fee, payable monthly, equal to an annual rate of 0.85% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.60% and 2.35% of the Fund’s average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until March 31, 2009, at which time it is eligible for renewal. For the year ended November 30, 2006, the Adviser waived all of its advisory fees and reimbursed other expenses, including the administration fee, of approximately $246,800. For a period of five years subsequent to the Fund's commencement of operations, the Adviser may recover from the Fund fees and expenses previously waived or reimbursed during the prior three years, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit. At November 30, 2006, the amount of these potentially recoverable expenses was approximately $431,500. Offering costs in the amount of $100,000 were incurred by the Fund and were amortized over a one-year period. The Adviser has agreed to pay all organizational expenses of the Fund incurred prior to the commencement of operations.

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser, under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; votes proxies; and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.425% of the Fund's average daily net assets.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund. As compensation for services performed under the administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Fund:

Net Assets	Rate
First $ 200,000,000	0.04%
Next $ 300,000,000	0.03%
Next $ 500,000,000	0.02%
Over $ 1,000,000,000	0.01%

For the year ended November 30, 2006, the Adviser waived all of its administration fee. The Bank of New York (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. U.S. Bancorp Fund Services, LLC acts as the Fund's transfer agent. U.S. Bancorp is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser. The Fund does not compensate its officers or trustees who are officers or directors of the Adviser.

18 | Annual Report | November 30, 2006

Claymore/Fiduciary Large Cap Core Fund | Notes to Financial Statements (continued)

Note 4 - Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax. The Fund intends to utilize provisions of federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the current fiscal year, the Fund utilized capital losses carried forward of $175.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to a net operating loss totaling $1,219 was reclassified from net investment loss to accumulated net realized loss ($ 692) and capital ($527).

Information on tax components of investments and net assets as of November 30,2006 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Undistributed Long-Term Gains/ (Accumulated Capital Loss)	Undistributed Ordinary Income/ (Accumulated Ordinary Loss)
$185,491	$20,051	($2,586)	$17,465	$0	$0

The differences between book and tax basis unrealized appreciation/(depreciation) is attributable to the deferral of losses on wash sales for tax purposes.

The Fund did not pay any distributions for the year ended November 30, 2006 or the period ended November 30, 2005.

Note 5 - Capital Transactions:

For the year ended November 30, 2006 and the period ended November 30, 2005, capital transactions were as follows:

	For the year ended November 30, 2006		For the period ended November 30, 2005
	Shares	Value	Shares	Value
Sales:
Class A	4,020	$65,033	3,166	$47,500
Class C	1,607	25,000	3,166	47,500
Total Sales	5,627	$90,033	6,332	$95,000

Repurchases:
Class A	(2)	$(31)	-0-	$-0-
Class C	-0-	-0-	-0-	-0-
Total Repurchases	(2)	$(31)	-0-	$-0-

At November 30, 2006, Claymore Securities, Inc., an affiliate of the Adviser, owned 5,465 and 3,333 Class A and C shares, respectively.

The Fund imposes a redemption fee of 2.00% of the total redemption amount on all shares redeemed or exchanged within 30 days of purchase or exchange into the Fund. The redemption fee is paid directly to the Fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. The Fund received $1 in redemption fees during the period, which are recorded as cost of shares repurchases on the Statement of Changes in Net Assets.

Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the value of the redemption. The CDSC will be imposed on most redemptions made within one year of the purchase for Class C Shares. For purchases made after March 31, 2006, a CDSC of 0.50% will be imposed on most redemptions made within months 13-18 of the purchase of Class C Shares. Sales charges do not represent expenses to the Fund. The Claymore Securities, Inc. did not retain any CDSC for the year ended November 30, 2006.

Note 6 - Investment Transactions:

For the year ended November 30, 2006, purchases and sales of investments, excluding short-term investments, were $180,589 and $95,409, respectively.

Note 7 - Distribution and Service Plan:

The Fund has adopted a distribution and service plan (the “Plan”) with respect to its Class A Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and pays service fees in connection with the provision of services to shareholders of each class and the maintenance of shareholder accounts. Annual fees under the Plan, of up to .25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets, are accrued daily. The annual fees for Class A and Class C Shares are paid quarterly. The 12b-1 plan is used to induce or compensate financial intermediaries to provide distribution and/or services to the Fund and their shareholders. Included in these fees are payments retained by the Claymore Securities, Inc., which were approximately $800 for the year ended November 30, 2006.

Note 8 - Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 - New Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

Annual Report | November 30, 2006 | 19

Claymore/Fiduciary Large Cap Core Fund |

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Claymore/Fiduciary Large Cap Core Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Claymore/Fiduciary Large Cap Core Fund (one of the funds constituting the Claymore Trust (the “Trust”)), as of November 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from September 30, 2005 (commencement of investment operations) through November 30, 2005. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Claymore/Fiduciary Large Cap Core Fund of the Trust at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period from September 30, 2005 (commencement of investment operations) through November 30, 2005, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 17, 2007

20 | Annual Report | November 30, 2006

Claymore/Fiduciary Large Cap Core Fund |

Supplemental Information | (unaudited)

Trustees

The Trustees of the Claymore/Fiduciary Large Cap Core Fund and their principal occupations during the past five years are as follows:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustees
Independent Trustees:

Randall C. Barnes Year of Birth: 1951 Trustee	Since 2005	Formerly, Senior Vice President and Treasurer (1993- 1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	19	None.

Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2005	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions from 2000-present. Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	22	None.

Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2005	Formerly Vice President, Manager, and Portfolio Manager of Nuveen Asset Management (1998- 1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991- 1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988-1999), each of John Nuveen & Co., Inc. (asset manager) (1982-1999).	20	None.

Interested Trustees:

Nicholas Dalmaso† Year of Birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2005	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Formerly, Assistant General Counsel, John Nuveen and Co., Inc. (1999-2001). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	22	None.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	Trustees serve until their successors have been duly elected.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

Additional information about Fund Trustees is available in the Fund’s Statement of Additional Information, without charge, upon request by calling (877) 252-9667.

Annual Report | November 30, 2006 | 21

Claymore/Fiduciary Large Cap Core Fund |

Supplemental Information | (unaudited) continued

Officers

The Officers of the Claymore/Fiduciary Large Cap Core Fund and their principal occupations during the past five years are as follows:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:
Steven M. Hill Year of Birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2005	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present); Previously, Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005); Treasurer of Henderson Global Funds and Operations Manager of Henderson Global Investors (NA) Inc. (2002- 2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001).

Melissa Nguyen Year of Birth: 1978 Secretary	Since 2005	Vice President of Claymore Advisors, LLC (2005-present). Previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

William Belden Year of Birth: 1965 Vice President	Since 2005	Managing Director of Claymore Advisors, LLC (2005-present). Previously, Vice President of Product Management at Northern Trust Global Investments (1999-2005).

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006	Vice President, Fund Compliance Officer of Claymore Advisors, LLC (Feb. 2006-present). Previously, Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006); Director-Compliance of Harrisdirect, LLC (1999-2003).

James Howley Year of Birth: 1972 Assistant Treasurer	Since 2005	Vice President, Fund Administration of Claymore Advisors, LLC (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

22 | Annual Report | November 30, 2006

Claymore/Fiduciary Large Cap Core Fund |

Fund Information |

Board of Trustees

Randall C. Barnes

Nicholas Dalmaso*

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Officers

Nicholas Dalmaso

Chief Legal and Executive Officer

Steven M. Hill

Chief Financial Officer, Chief Accounting Officer and Treasurer

Melissa Nguyen

Secretary

William Belden

Vice President

Bruce Saxon

Chief Compliance Officer

James Howley

Assistant Treasurer

Investment Adviser

Claymore Advisors, LLC

Lisle, Illinois

Investment Sub-Adviser

Fiduciary Asset Management, LLC

St. Louis, Missouri

Distributor and Servicing Agent

Claymore Securities, Inc.

Lisle, Illinois

Custodian and Fund Accounting Agent

Bank of New York

New York, New York

Transfer Agent

U.S. Bancorp Fund Services, LLC

Milwaukee, Wisconsin

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C.

Chicago, Illinois

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, Illinois

*	Trustee is an interested person of the Fund as defined in the Investment Company Act of 1940, as amended.

Privacy Principles of Claymore/Fiduciary Large Cap Core Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

This report is sent to shareholders of Claymore/Fiduciary Large Cap Core Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 252-9667 or on the U.S. Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 252-9667 or by accessing the Fund's Form N-PX on the SEC's website at http://www.sec.gov.

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

Annual Report | November 30, 2006 | 23

About the Fund Manager |

Fiduciary Asset Management, LLC

Fiduciary is a registered investment adviser that manages a broad array of equity and fixed-income portfolios primarily for institutional investors and is based in St. Louis, Missouri. Currently, Fiduciary supervises and manages approximately $16.8 billion in assets for endowments & foundations, public pension plans, corporate trusts, union plans, Taft-Hartley plans, four exchange-listed closed-end funds and three hedge funds. Fiduciary also manages two open-end mutual funds.

Investment Philosophy

Fiduciary believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.

Investment Process

The managers employ a disciplined investment process that seeks to build a solid core equity portfolio.

1.	Analyze the investment universe by employing top-down research to identify opportunistic industries.

2.	Screen potential candidates using a quantitative process to identify what the managers believe to be quality companies.

3.	Build the portfolio using fundamental research to finalize the selection of securities.

4.	Monitor the portfolio and make adjustments as appropriate.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.claymore.com or by calling 877-CLAYMORE (877-252-9667). Please read the prospectus carefully before investing. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in this fund.

NOT FDIC - INSURED NOT BANK - GUARANTEED

Claymore Securities, Inc.

2455 Corporate West Drive

Lisle, Illinois 60532

Member of NASD/SIPC

Annual

Report

November 30, 2006

Claymore Core Equity Fund

N O T F D I C - I N S U R E D N O T B A N K - G U A R A N T E E D

www.claymore.com
... your road to the LATEST,

most up-to-date INFORMATION about the

Claymore Core Equity Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com, you will find:

•	Daily and historical Fund pricing, monthly and quarterly Fund returns, portfolio holdings and characteristics, distribution history.

•	Investor guides and Fund fact sheets.

•	Regulatory documents including a prospectus and shareholder reports.

Claymore Securities is continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report | November 30, 2006

Claymore Core Equity Fund |

Dear Shareholder |

We are pleased to submit the annual shareholder report for Claymore Core Equity Fund for the fiscal year ended November 30, 2006. As you may know, the Fund’s investment objective is to seek to maximize total return primarily through capital appreciation. The manager seeks to achieve that objective by investing in a diversified portfolio of securities with broad equity market exposure.

In this period, the Fund’s Class A Shares generated a total return of 9.26%, at net asset value.1 The return represents a gain in net asset value from $15.45 on November 30, 2005 to $16.85 on November 30, 2006, plus the reinvestment of the distributions. If sales charges had been included, returns would have been lower. (Please see page 8 for complete performance information and adjusted returns of both share classes.) There is a fee waiver currently in place for this Fund through March 31, 2009. Without this waiver, returns would have been lower. (Please see Note 3 in the Notes to Financial Statements on page 16 for more information on this fee waiver.) By comparison, the Russell 3000 Index returned 14.45% for the same period. The Russell 3000 is a broadly diversified and unmanaged index that tracks the performance of approximately 3,000 of the largest, publicly-traded U.S. stocks. Index returns include the reinvestment of all distributions. It is not possible to invest directly in an index.

On December 29, 2006, after the close of the fiscal year, the Fund paid a distribution to Class A and Class C shareholders of record as of December 28, 2006. The distribution represented $0.09652 in short-term capital gains and $0.08149 in long-term capital gains.

To learn more about the Fund’s performance in this fiscal period, we encourage you to read the Questions & Answers section of the report on page 5. In it, you’ll find information about the Manager’s investment philosophy and discipline and information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit our website at www.claymore.com or call 877-CLAYMORE (877-252-9667) for account information.

Nicholas Dalmaso

Claymore Core Equity Fund

[1]

Past performance does not guarantee future performance. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns include reinvestment of dividends and capital gains. Please visit www.claymore.com for more current performance data.

Annual Report | November 30, 2006 | 3

Claymore Core Equity Fund |

Questions & Answers |

Chuck R. Craig, CFA, Portfolio Manager

Chuck Craig joined Claymore Advisors, LLC in May 2003, and is Managing Director, Portfolio Management and Supervision. Prior to joining Claymore, Mr. Craig spent four years with First Trust Portfolios L.P. (formerly Nike Securities) as an equity research analyst and portfolio manager within the Equity Strategy Research Group. He has a total of 10 years of investment industry experience and is a CFA charterholder. In addition to his role as Portfolio Manager, he is involved in the screening, selection and development of the firm’s unit investment trusts and new products. He received an M.S. degree in Financial Markets at the Illinois Institute of Technology and a B.S. in Finance from Northern Illinois University. Mr. Craig served for eight years in the U.S. Air Force, including six years at the White House Communications Agency serving three U.S. Presidents and their staffs.

Claymore Core Equity Fund is managed by Claymore Advisors, LLC. In the following interview Portfolio Manager Chuck Craig discusses how the Fund performed in the fiscal year ended November 30, 2006.

Will you provide an overview of the factors that drove market performance and how it impacted the Fund?

The equity market provided strong year-over-year performance. From the start of the fiscal period through April, the equity market rallied as investors believed that the Federal Reserve Board (the “Fed”) was nearing an end to its interest rate tightening cycle. The global economy continued to display strength even as oil prices continued to rise past historic levels. Global demand for goods and services buoyed the prices of materials and industrials stocks. The U.S. housing market maintained strength even though talk about a real estate “bubble” began to emerge. In May concerns of inflation and more interest rate increases by the Fed sparked a market sell off and a nearly three-month correction in the equity market. The Fed did indeed raise the federal funds rate on June 29, reigning in inflation risks. In August crude oil prices reached a record high of more than $78 a barrel and then retreated. At about the same time, the housing market revealed signs of weakening and home prices stalled and in some cases declined. Together, these factors seemed to remove any further fears of inflation and equities erased earlier losses and provided strong performance through the end of the fiscal year.

Throughout most of the period, momentum stocks led the market higher. As a core equity fund, we do not typically invest in high momentum stocks. Our lack of participation in these stocks hurt the Fund’s relative performance as the market rallied. We focused instead on lower volatility stocks — those with strong earnings track records and cash flows.

How did the Fund perform?

The Fund’s Class A Shares, at net asset value, returned 9.26% for the fiscal year ended November 30, 2006.1 This return fell short of the 14.45% advance of the Fund’s benchmark, the Russell 3000 Index, for the same period. (Please see page 8 for complete performance information for both share classes and sales charge adjusted returns.) There was a fee waiver in place during the period, which remains in effect until March 31, 2009. Without this waiver, Fund returns and yields would have been lower.

Will you remind us about how you select stocks for the portfolio?

As you may know the Fund’s primary investment objective is to seek to maximize total return primarily through capital appreciation. We try to achieve that objective by investing in a diversified portfolio of common stocks with plenty of broad market exposure.

Our selection process begins by considering the approximately 3,000 stocks represented in the Russell 3000 Index and other stocks of similar size. The Russell 3000 is a broadly diversified and unmanaged index that tracks the performance of

[1]

Past performance does not guarantee future performance. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns include reinvestment of dividends and capital gains. Please visit www.claymore.com for more current performance data.

4 | Annual Report | November 30, 2006

Claymore Core Equity Fund | Questions & Answers (continued)

approximately 3,000 of the largest, publicly-traded U.S. stocks. It is not possible to invest directly in this index. Our quantitative analysis narrows the universe of potential stock candidates by screens that consider each stock’s valuation, profitability and historical growth patterns. We dig much deeper into each of these areas while conducting our bottom-up fundamental review of the remaining candidates. We look for the stocks that we believe to be the best in their individual industry group. This process creates a portfolio of what we believe to be high-quality stocks with strong potential for capital appreciation. As of November 30, 2006 the Fund held 103 stocks.

Which areas of the Fund most helped performance and why?

The Fund was most helped by its information technology and consumer discretionary sectors.

Information Technology. The Fund benefited from its overweight in information technology and the out performance of its holdings versus the Russell 3000 information technology sector. The Fund’s overweight positions in Cisco Systems, a networking communications company and Oracle Corp., an application software company (2.0% and 1.3% of total investments, respectively) were the primary contributors to the sector’s out performance. Despite losing some ground during the summer correction, Cisco Systems’ stock steadily rose throughout the year on strong earnings and successful new product rollouts. Oracle shares also climbed on continued strong earnings reports.

Consumer Discretionary. The Fund’s consumer discretionary stocks posted strong returns and far outperformed the return of the Russell 3000 discretionary sector. Contributions came from throughout the sector — retail, entertainment and media companies. The strongest-performing issues were department store retailer, Kohl’s Corp, entertainment conglomerate Walt Disney Co. (1.4% and 0.9% of total investments, respectively). Fast food restaurant company McDonalds (no longer held in the portfolio) also added to returns. The Fund held an overweight position in each of the stocks, relative to the Russell 3000 Index, which further supported relative performance. The companies benefited from strong consumer spending.

Which areas of the Fund hurt performance and why?

The Fund’s healthcare and financials sectors provided negative contributions relative to the benchmark index.

Health Care. It was a difficult period for the Fund’s health care stocks which posted a negative return. The Fund’s negative health care performance was impacted by an overweight position in a few stocks. UnitedHealth Group (1.1% of total investments) a leader in the managed care industry, came under regulatory scrutiny by the SEC regarding its stock options policies for the company’s executives. This ultimately led to the resignation of the company’s chief executive officer. The stock declined for much of the period, but in the last couple months of the fiscal year it has shown some improvement. While we are disappointed with UnitedHealth Group’s recent performance we still believe it is a solid, strong company and have maintained our position in the stock. Biosite (1.0% of total investments) is a maker of diagnostic products. The company announced in early May that it would conduct additional testing on a key product and might withdraw its application with the FDA altogether. Although this is an obvious blow to the company’s business, we believe the market overreacted. Even without this product, we believe that the company should continue to grow at a steady pace. At the end of the period the stock was trading at an all-time low valuation. St. Jude Medical, Inc. (no longer held in the portfolio), a maker of cardiovascular medical devices, declined substantially from January through July on disappointing earnings and concern for the medical device sector in general. We eliminated the position from the Fund’s portfolio.

Financials. It was a good year for financials in general. While the Fund’s financial holdings posted positive returns, their gains trailed those of Russell 3000 financial sector. Our overweight positions in brokerage firms and large banks generally helped performance. Our overweight positions in insurers held back performance as their returns tended to be much lower than in other areas of the sector. Aflac Inc. (0.9% of total investments), a provider of supplemental accident, health and life insurance, struggled during the period. After strong gains in 2005 and the first half of 2006, the stock declined

Annual Report | November 30, 2006 | 5

Claymore Core Equity Fund | Questions & Answers (continued)

sharply in the summer months. It has since begun to recover but has not made up all of its lost ground. Capital One Financial Corp. (1.7% of total investments) a consumer banking company also declined in the period after its earnings fell short of analyst’s expectations and North Fork Bancorp, which is now a subsidiary of Capital One, saw a drop in its earnings based on the weak mortgage market.

What do you think is in store for the economy and market going forward?

After such a strong year for the markets, we expect to see some moderation in 2007. While we look for equity gains in the coming year, we don’t expect their returns to be at comparable levels to 2006. The weakening housing market and other economic data suggest to us that the U.S. economy has begun to slow. While we think the Fed is near the end of its interest rate tightening cycle, we would not be surprised to see another federal funds rate hike in the coming months. We do believe, however, that monetary policy will stabilize at some point in 2007, which could be favorable for the equity market.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio manager and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. The Fund has a limited history of operations.

Investment Risk. An investment in the Fund is subject to risks, and you could lose money on your investment. There can be no assurance that the Fund will achieve its investment objective.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Risks of Mid-Cap and Small-Cap Companies. The securities of small-cap or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

Foreign Investment Risk. Although the Fund will limit its investment in securities of foreign issuers to ADRs and other U.S. dollar-denominated equity securities of foreign issuers traded on U.S. exchanges, the Fund’s investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Please refer to the prospectus for more complete risk information.

Industry Risk. While the Fund does not concentrate its assets in any industry, to the extent that the Fund focuses its investments in a particular industry or group of related industries, the net asset value of the Fund will be more susceptible to factors affecting that industry or sector.

Real Estate Investment Trusts (REITs) Risk. The Fund may invest a portion of its assets in REITs, therefore, the Fund may be more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. Please refer to the prospectus for more complete risk information.

In addition to the risks described, there are certain other risks related to investing in the Fund. These risks are described further in the Prospectus and Statement of Additional Information.

6 | Annual Report | November 30, 2006

Claymore Core Equity Fund |

Fund Performance and Summary | November 30, 2006 (unaudited)

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund’s Class A shares, made at its inception and including payment of the sales charge, with a similar investment in the Russell 3000 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results.

The Russell 3000 Index is a broad representation of the U.S. stock market. The index does not reflect expenses, fees or sales charges, which would lower performance. The index is unmanaged and it is not possible to invest in an index. Index data source: www.russell.com.

Total Returns

Share Class	One Year	Since Inception Average Annual

Unadjusted for sale charges		(9/30/05)
Class A	9.26%	10.65
Class C	8.49	9.86
Adjusted for the maximum sales charge or CDSC
Class A	2.98%	5.17
Class C	7.50	9.86

Performance information represents past performance. There is no guarantee of future results. Current performance may be higher or lower than returns shown. For more current Fund information, please visit www.claymore.com. When redeemed, Fund shares may be worth more or less than their original cost.

Total returns with sales charge reflect payment of the maximum sales charge of 5.75% for Class A shares and a contingent deferred sales charge of 1.00% for Class C shares if redeemed within 12 months of purchase and 0.50% if redeemed during months 13-18 (applicable to shares purchased after March 31,2006). The total returns of individual share classes will differ due to varying sales charges and expenses between the classes. Returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns.

The Fund’s adviser has waived or reimbursed fees or expenses; absent such waivers/reimbursements, the Fund’s returns would have been lower.

Sector Breakdown	% of Net Assets
Financials	21.6%
Information Technology	14.1
Health Care	12.6
Consumer Discretionary	12.1
Industrials	11.3
Energy	9.3
Consumer Staples	8.1
Utilities	3.8
Materials	3.0
Telecommunications	2.9
Investment Companies	2.0

Total Investments	100.8%
Liabilities in excess of Other Assets	-0.8

Net Assets	100.0%

Top Ten Holdings	% of Net Assets
Baker Hughes, Inc.	2.4%
Exxon Mobil Corp.	2.1
Cisco Systems, Inc.	2.0
First Trust Dow Jones Internet Index	2.0
Wachovia Corp.	1.9
Paychex, Inc.	1.8
Capital One Financial Corp.	1.7
Wells Fargo & Co.	1.7
AstraZeneca PLC - ADR (United Kingdom)	1.6
Hartford Financial Services Group	1.5

Sectors and holdings are as a percentage of net assets, and are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Annual Report | November 30, 2006 | 7

ddClaymore Core Equity Fund |

Overview of Fund Expenses | November 30, 2006

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 6/01/06 - 11/30/06.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	6/01/06	11/30/06	6/01/06-11/30/06
Class A
Actual	$1,000	$1,085	$9
Hypothetical (5% annual return before expenses)	1,000	1,017	8

Class C
Actual	$1,000	$1,082	$13
Hypothetical (5% annual return before expenses)	1,000	1,013	12

*	Expenses are equal to the Fund’s annualized expense ratio of 1.65% and 2.40% for Class A and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the semi-annual period). The expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

8 | Annual Report | November 30, 2006

Claymore Core Equity Fund |

Portfolio of Investments | November 30, 2006

Number of Shares		Value
	Common Stocks - 98.8%
	Consumer Discretionary - 12.1%
20	Abercrombie & Fitch Co. - Class A	$1,349
35	Brinker International, Inc.	1,591
25	Cheesecake Factory (The) (a)	692
60	Coach, Inc. (a)	2,593
30	Genuine Parts Co.	1,407
73	Home Depot, Inc.	2,772
1	Idearc, Inc. (a)	7
25	Jos. A. Bank Clothiers, Inc. (a)	750
45	McDonald’s Corp.	1,889
30	Nike, Inc. - Class B	2,968
20	Panera Bread Co. - Class A (a)	1,149
30	Rare Hospitality International, Inc. (a)	971
18	Sally Beauty Holdings, Inc. (a)	167
25	Toll Brothers, Inc. (a)	805
20	Toyota Motor Corp. - ADR (Japan)	2,401
85	Walt Disney Co. (The)	2,809

		24,320

	Consumer Staples - 8.1%
18	Alberto-Culver, Co. - Class B	361
35	Altria Group, Inc.	2,947
30	Campbell Soup Co.	1,142
39	Costco Wholesale Corp.	2,038
60	CVS Corp.	1,726
20	Kellogg Co.	996
40	Pepsico, Inc.	2,479
55	Walgreen Co.	2,227
50	Wal-Mart Stores, Inc.	2,305

		16,221

	Energy - 9.3%
20	Apache Corp.	1,399
65	Baker Hughes, Inc.	4,773
40	B.J. Services Co.	1,351
20	Cimarex Energy Co.	752
25	ConocoPhillips	1,682
54	Exxon Mobil Corp.	4,148
35	Helix Energy Solutions Group (a)	1,287
24	Occidental Petroleum Corp.	1,208
38	Valero Energy Corp.	2,093

		18,693

	Financials - 21.6%
40	Aflac, Inc.	1,766
20	Alabama National Bancorp.	1,370
25	American Express Co.	1,468
52	Bank of America Corp.	2,800
45	Capital One Financial Corp.	3,505
55	CIT Group, Inc.	2,861
60	Citigroup, Inc.	2,975
42	Edwards (A.G.), Inc.	2,430
38	First Republic Bank	1,524
14	Franklin Resources, Inc.	1,494
15	Goldman Sachs Group, Inc.	2,922
35	Hartford Financial Services Group	3,002
65	Marshall & Ilsley Corp.	2,976
50	Metlife, Inc.	2,936
20	Northern Trust Corp.	1,139
69	Wachovia Corp.	3,739
96	Wells Fargo & Co.	3,383
24	Zenith National Insurance Corp.	1,108

		43,398

	Health Care - 12.6%
63	Aetna, Inc.	2,602
25	Amgen, Inc. (a)	1,775
55	AstraZeneca PLC-ADR (United Kingdom)	3,184
49	Biomet, Inc.	1,853
40	Biosite, Inc. (a)	1,953
20	Community Health Systems, Inc. (a)	700
20	Covance, Inc. (a)	1,197
45	Cytyc Corp. (a)	1,180
35	Gilead Sciences, Inc. (a)	2,307
40	Johnson & Johnson	2,636
25	Stryker Corp.	1,297
45	UnitedHealth Group, Inc.	2,209
34	Wellpoint, Inc. (a)	2,573

		25,446

	Industrials - 11.3%
15	3M Co.	1,222
29	Caterpillar, Inc.	1,799
35	Danaher Corp.	2,559
30	General Dynamics Corp.	2,245
15	L-3 Communications Holdings, Inc.	1,234
40	Norfolk Southern Corp.	1,970
65	Old Dominion Freight Line (a)	1,743
44	Oshkosh Truck Corp. - Class B	2,113
42	Paccar, Inc.	2,742
15	Rockwell Collins, Inc.	905
40	Skywest, Inc.	1,009
25	United Parcel Service - Class B	1,948
20	United Technologies, Corp.	1,291

		22,780

	Information Technology - 14.1%
26	Amphenol Corp. - Class A	1,771
75	Blue Coat Systems, Inc. (a)	1,916
148	Cisco Systems, Inc. (a)	3,978
24	Cognizant Technology Solutions - Class A (a)	1,958
25	Computer Sciences Corp. (a)	1,305
35	Digital River, Inc. (a)	2,062
185	EMC Corp. Mass (a)	2,425
95	Intel Corp.	2,028
85	Microsoft Corp.	2,493
100	Motorola, Inc	2,217
140	Oracle Corp. (a)	2,664
90	Paychex, Inc.	3,547

		28,364

	Materials - 3.0%
30	Air Products & Chemicals, Inc.	2,074
40	Dow Chemical Co.	1,600
20	Rohm & Haas Co.	1,045
50	Valspar Corp.	1,399

		6,118

	Telecommunication Services - 2.9%
40	Alltel Corp.	2,270
85	Verizon Communications, Inc.	2,970
41	Windstream Corp.	571

		5,811

	Utilities - 3.8%
20	Energen Corp.	907
25	Exelon Corp.	1,518
52	MDU Resources Group, Inc.	1,370
59	PPL Corp.	2,145
50	Southern Co.	1,812

		7,752

	Total Common Stocks - 98.8% (Cost $179,746)	198,923

	Investment Companies - 2.0%
170	First Trust Dow Jones Internet Index (Cost $3,970)	3,958
	Total Investments - 100.8% (Cost $183,446)	202,881
	Liabilities in excess of Other Assets - (0.8%)	(1,603)

	Net Assets - 100%	$201,278

ADR-	American Depositary Receipt.
(a)	Non-income producing security.

Annual Report | November 30, 2006 | 9

Claymore Core Equity Fund |

Statement of Assets and Liabilities | November 30, 2006

Assets

Investments in securities, at value (cost $ 183,446)	$202,881
Cash	951
Receivable from adviser	52,942
Dividends and interest receivable	381

Total assets	257,155

Liabilities

Distributor and affiliates	74
Accrued expenses and other liabilities	55,803

Total liabilities	55,877

Net Assets	$201,278

Composition of Net Assets

Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$179,711
Accumulated net unrealized appreciation on investments	19,435
Accumulated net realized gain on investments	2,132

Net Assets	$201,278

Maximum Offering Price per Share

Class A Shares:

Net asset value and redemption price per share (Based on net assets of $138,094 and 8,194 shares of beneficial interest issued and outstanding)	$16.85
Maximum sales charge (5.75%* of offering price)	1.03

Maximum offering price to public	$17.88

Class C Shares:
Net asset value and offering price per share (Based on net assets of $63,184 and 3,782 shares of beneficial interest issued and outstanding)	$16.71

*	On sales of $50,000 or more, the sales charge will be reduced.

See notes to financial statements.

10 | Annual Report | November 30, 2006

Claymore Core Equity Fund |

Statement of Operations | For the Year Ended November 30, 2006

Investment Income
Dividends	$3,088
Interest	10

		$3,098

Expenses
Offering costs	83,014
Professional fees	76,516
Shareholder services	35,873
Registration	21,363
Printing	17,510
Trustees’ fees and expenses	10,998
Insurance	2,602
Custody	1,696
Advisory fee	1,630
Fund accounting	1,084
Distribution (12b-1) and service fees (attributed to Class A and C of $313 and $561, respectively)	874
Administration fee	72
Miscellaneous	3,399

Total expenses		256,631
Investment advisory fee waived		1,630
Other expenses waived or reimbursed		251,591

Net expenses		3,410

Net investment loss		(312)

Realized and Unrealized Gain/(Loss) on Investments
Net realized gain on investments		2,444
Net change in unrealized appreciation		14,245

Net realized and unrealized gain on investments		16,689

Net Increase in Net Assets from Operations		$16,377

See notes to financial statements.

Annual Report | November 30, 2006 | 11

Claymore Core Equity Fund |

Statements of Changes in Net Assets |

	For the Year Ended November 30, 2006	For the Period September 30, 2005* through November 30, 2005
Operations

Net investment loss	$(312)	$(29)
Net realized gain on investments	2,444	324
Net change in unrealized appreciation on investments	14,245	5,190

Net increase in net assets resulting from operations	16,377	5,485

Distributions from Net Realized Gain

Class A Shares	(203)	-0-
Class C Shares	(92)	-0-

	(295)	-0-

Capital Transactions

Net proceeds from shares sold	20,052	154,455
Cost of shares reinvested	295	-0-
Cost of shares repurchased	(61)	(30)

Net change in net assets from capital transactions	20,286	154,425

Total increase in net assets	36,368	159,910

Net Assets
Beginning of period	164,910	5,000

End of period (including net investment loss of $0 and $0, respectively)	$201,278	$164,910

*	Commencement of investment operations.

See notes to financial statements.

12 | Annual Report | November 30, 2006

Claymore Core Equity Fund |

Financial Highlights | Class A

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Year Ended November 30, 2006	For the Period September 30, 2005** through November 30, 2005
Net Asset Value, Beginning of Period	$15.45	$15.00

Income from Investment Operations
Net investment income (a)	0.01	0.00	(d)
Net realized and unrealized gain on investments	1.42	0.45

Total from investment operations	1.43	0.45

Distributions from
Net realized gain	(0.03)	0.00

Net Asset Value, End of Period	$16.85	$15.45

Total return* (b)	9.26%	3.00	%***

Ratios and Supplemental Data
Net assets, end of period (thousands)	$138	$114
Ratio of expenses to average net assets*	1.65%	1.65	%(c)
Ratio of net investment income to average net assets*	0.06%	0.16	%(c)
Portfolio turnover rate	55%	1	%***

*If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	141.48%	358.72	%(c)
Ratio of net investment loss to average net assets	(139.76)%	(356.92	)%(c)

**	Commencement of investment operations.
***	Non-annualized.
(a)	Based on average shares outstanding during the period.
(b)	Does not include payment of maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
(c)	Annualized.
(d)	Amount is less than $0.01.

See notes to financial statements.

Annual Report | November 30, 2006 | 13

Claymore Core Equity Fund |

Financial Highlights | Class C

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Year Ended November 30, 2006	For the Period September 30, 2005** through November 30, 2005
Net Asset Value, Beginning of Period	$15.43	$15.00

Income from Investment Operations
Net investment loss (a)	(0.11)	(0.02)
Net realized and unrealized gain on investments	1.42	0.45

Total from investment operations	1.31	0.43

Distributions from
Net realized gain	(0.03)	0.00

Net Asset Value, End of Period	$16.71	$15.43

Total return* (b)	8.49%	2.87	%***

Ratios and Supplemental Data
Net assets, end of period (thousands)	$63	$51
Ratio of expenses to average net assets*	2.40%	2.40	%(c)
Ratio of net investment loss to average net assets*	(0.69)%	(059	)%(c)
Portfolio turnover rate	55%	1	%***

*If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	142.23%	359.47	%(c)
Ratio of net investment loss to average net assets	(140.51)%	(357.66	)%(c)

**	Commencement of investment operations.
***	Non-annualized.
(a)	Based on average shares outstanding during the period.
(b)	Does not include payment of maximum CDSC of 1% charged on certain redemptions made within one year of purchase and 0.50% if redeemed during months 13-18 (applicable to shares purchased after March 31, 2006). If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
(c)	Annualized.

See notes to financial statements.

14 | Annual Report | November 30, 2006

Claymore Core Equity Fund |

Notes to Financial Statements | November 30, 2006

Note 1 — Organization:

Claymore Core Equity Fund (the “Fund”) is organized as a diversified series of the Claymore Trust, a Delaware statutory trust which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek to maximize total return, primarily through capital appreciation. The Fund will invest primarily in a diversified portfolio of equity securities. The Fund commenced investment operations on September 30, 2005, with two classes of shares, Class A and Class C.

Note 2 — Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.

(c) Distributions to Shareholders

The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 — Investment Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will provide investment advice for an annual fee, payable monthly, equal to an annual rate of 0.90% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.65% and 2.40% of the Fund’s average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until March 31, 2009, at which time it is eligible for renewal. For the year ended November 30, 2006, the Adviser waived all of its advisory fees and reimbursed other expenses, including the administration fee, of approximately $251,600. For a period of five years subsequent to the Fund’s commencement of operations, the Adviser may recover from the Fund fees and expenses previously waived or reimbursed during the prior three years, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit. At November 30, 2006, the amount of these potentially recoverable expenses was approximately $436,600. Offering costs in the amount of $100,000 were incurred by the Fund, and were amortized over a one-year period. The Adviser has agreed to pay all organizational expenses of the Fund incurred prior to the commencement of operations.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Fund:

Net Assets	Rate
First $200,000,000	0.04%
Next $300,000,000	0.03%
Next $500,000,000	0.02%
Over $1,000,000,000	0.01%

For the year ended November 30, 2006, the Adviser waived all of its administration fee.

The Bank of New York (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

U.S. Bancorp Fund Services, LLC acts as the Fund’s transfer agent. U.S. Bancorp is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser. The Fund does not compensate its officers or trustees who are officers or directors of the Adviser.

Note 4 - Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Annual Report | November 30, 2006 | 15

Claymore Core Equity Fund | Notes to Financial Statements (continued)

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to a net operating loss totaling $312 was reclassified from net investment loss to accumulated net realized gain.

Information on tax components of investments and net assets as of November 30, 2006 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Undistributed Ordinary/Income (Accumulated Ordinary Loss)	Undistributed Long-Term Gain
$ 183,446	$21,913	$(2,478)	$19,435	$1,156	$976

The tax character of distributions paid for the fiscal year ended November 30, 2006, as reflected in the Statement of Changes in Net Assets, of $295, was ordinary income. There were no distributions for the fiscal period ended November 30, 2005. The final determination of the source of the 2006 distributions, if any, for tax purposes will be made after the end of the Fund’s fiscal year and will be reported to shareholder in January 2007 on IRS Form 1099-DIV.

Note 5 - Capital Transactions:

For the year ended November 30, 2006 and the period ended November 30, 2005, capital transactions were as follows:

	For the year ended November 30, 2006		For the period ended November 30, 2005
	Shares	Value	Shares	Value
Sales:
Class A	838	$13,225	7,182	$106,955
Class C	443	6,827	3,166	47,500

Total Sales	1,281	$20,052	10,348	$154,455

Dividend Reinvestment:
Class A	13	$203	0-	$-0-
Class C	6	92	-0-	-0-

Total Dividend Reinvestment	19	$295	-0-	$-0-

Repurchases:
Class A	(4)	$(61)	(2)	$(30)
Class C	-0-	-0-	-0-	-0-

Total Repurchases	(4)	$(61)	(2)	$(30)

At November 30, 2006, Claymore Securities, Inc., an affiliate of the Adviser, owned 3,339 shares of each class of shares.

The Fund imposes a redemption fee of 2.00% of the total redemption amount on all shares redeemed or exchanged within 30 days of purchase or exchange into the Fund. The redemption fee is paid directly to the Fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. The Fund received $1 in redemption fees during the period, which have been netted with cost of shares repurchased on the statement of changes in net assets.

Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the value of the redemption. The CDSC will be imposed on most redemptions made within one year of the purchase for Class C Shares. For purchases made after March 31, 2006, a CDSC of 0.50% will be imposed on most redemptions made within months 13-18 of the purchase of Class C Shares. Sales charges do not represent expenses to the Fund. Claymore Securities, Inc. did not retain any CDSC for the year ended November 30, 2006.

Note 6 - Investment Transactions:

For the year ended November 30, 2006, purchases and sales of investments, excluding short-term investments, were $122,723 and

$100,727, respectively.

Note 7 - Distribution and Service Plan:

The Fund has adopted a distribution and service plan (the “Plan”) with respect to its Class A Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and pays service fees in connection with the provision of services to shareholders of each class and the maintenance of shareholder accounts. Annual fees under the Plan, of up to .25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets, are accrued daily. The annual fees for Class A Shares and Class C Shares are paid quarterly. The 12b-1 plan is used to induce or compensate financial intermediaries to provide distribution and/or services to the Fund and their shareholders. Included in these fees are payments retained by Claymore Securities, Inc., which were approximately $800 for the year ended November 30, 2006.

Note 8 - Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 - New Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48,“ Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157,“ Fair Value Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

Note 10 - Subsequent Event:

Subsequent to November 30, 2006, the Fund declared a short-term capital gain of $0.09652 per share and a long-term capital gain of $0.08149 per share for Class A and Class C shareholders. This distribution was payable on December 29, 2006 to shareholders of record on December 28, 2006.

16 | Annual Report | November 30, 2006

Claymore Core Equity Fund |

Report of Independent Registered Public Accounting Firm |

To the Shareholders and Board of Trustees of Claymore Core Equity Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Claymore Core Equity Fund (one of the funds constituting the Claymore Trust (the “Trust”)), as of November 30,2006, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from September 30, 2005 (commencement of investment operations) through November 30, 2005. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Claymore Core Equity Fund of the Trust at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period from September 30, 2005 (commencement of investment operations) through November 30, 2005, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 17, 2007

Annual Report | November 30,2006 | 17

Claymore Core Equity Fund |

Supplemental Information | (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $3,022 was received by the Fund through November 30, 2006. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $3,084 of investment income qualifies for the dividends-received deduction.

In January 2007, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2006.

Trustees

The Trustees of the Claymore Core Equity Fund and their principal occupations during the past five years are as follows:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustees
Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2005	Formerly, Senior Vice President and Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	19	None.

Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2005	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions from 2000-present. Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	22	None.

Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2005	Formerly Vice President, Manager, and Portfolio Manager of Nuveen Asset Management (1998- 1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988-1999), each of John Nuveen & Co., Inc. (asset manager) (1982-1999).	20	None.
Interested Trustees:
Nicholas Dalmaso† Year of Birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2005	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Formerly, Assistant General Counsel, John Nuveen and Co., Inc. (1999-2001). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	22	None.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	Trustees serve until their successors have been duly elected.
***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.
†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

Additional information about Fund Trustees is available in the Fund’s Statement of Additional Information, without charge, upon request by calling (877) 252-9667.

18 | Annual Report | November 30, 2006

Claymore Core Equity Fund |

Supplemental Information | (unaudited) continued

Officers

The Officers of the Claymore Core Equity Fund and their principal occupations during the past five years are as follows:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:
Steven M. Hill Year of Birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2005	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present); Previously, Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005); Treasurer of Henderson Global Funds and Operations Manager of Henderson Global Investors (NA) Inc. (2002-2003); Managing Director, Front Point Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001).

Melissa Nguyen Year of Birth: 1978 Secretary	Since 2005	Vice President of Claymore Advisors, LLC (2005-present). Previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

William Belden Year of Birth: 1965 Vice President	Since 2005	Managing Director of Claymore Advisors, LLC (2005-present). Previously, Vice President of Product Management at Northern Trust Global Investments (1999-2005).

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006

Vice President, Fund Compliance Officer of Claymore Advisors, LLC (Feb. 2006-present). Previously, Chief

Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006); Director-Compliance of Harrisdirect, LLC (1999-2003).

James Howley Year of Birth: 1972 Assistant Treasurer	Since 2005	Vice President, Fund Administration of Claymore Advisors, LLC (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Annual Report | November 30,2006 | 19

Claymore Core Equity Fund |

Fund Information

Board of Trustees	Officers	Investment Adviser
Randall C. Barnes	Nicholas Dalmaso	Claymore Advisors, LLC
	Chief Legal and Executive Officer	Lisle, Illinois
Nicholas Dalmaso*

Ronald A. Nyberg	Steven M. Hill	Distributor and Servicing Agent
	Chief Financial Officer, Chief Accounting	Claymore Securities, Inc.
Ronald E. Toupin, Jr.	Officer and Treasurer	Lisle, Illinois

	Melissa Nguyen	Custodian and Fund Accounting Agent
	Secretary	Bank of New York
New York, New York
William Belden
	Vice President	Transfer Agent

	Bruce Saxon	U.S. Bancorp Fund Services, LLC
	Chief Compliance Officer	Milwaukee, Wisconsin

Legal Counsel
	James Howley	Vedder, Price, Kaufman & Kammholz,
	Assistant Treasurer	P.C. Chicago, Illinois

Independent Registered Public Accounting Firm
Ernst & Young LLP
Chicago, Illinois

*	Trustee is an interested person of the Fund as defined in the Investment Company Act of 1940, as amended.

Privacy Principles of Claymore Core Equity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

This report is sent to shareholders of Claymore Core Equity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 252-9667 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 252-9667 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

20 | Annual Report | November 30, 2006

Claymore Core Equity Fund |

Notes |

Annual Report | November 30, 2006 | 21

Claymore Core Equity Fund |

About the Fund Manager |

Claymore Advisors, LLC

Claymore Advisors, LLC, is a registered investment adviser that provides investment management and research-related services to registered investment companies and separately managed accounts. Claymore Advisors, LLC is responsible for the Fund’s investment selection and for the day-to-day management of the Fund’s portfolio of investments.

The Portfolio Management Team’s Investment Philosophy

The Fund’s investment team believes that what you pay for a stock matters – no matter how strong growth prospects might appear. The managers believe that attractive prices, relative to anticipated growth can be found in both value and growth stocks. While quantitative analysis is their first step in evaluating price, the managers believe that bottom-up, fundamental analysis is critical to determining the valuation of a potential holding.

The Portfolio Manager’s Investment Process

The managers seek to create a diversified portfolio with exposure to the broad market. They begin their selection process by considering the approximately 3,000 stocks represented in the Russell 3000 index and use economic themes and quantitative analysis to narrow the universe of stock candidates for the fund. The managers then employ fundamental, bottom-up research to create a portfolio of what they believe to be high-quality stocks with strong growth potential.

22 | Annual Report | November 30, 2006

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.claymore.com or by calling 877-CLAYMORE (877-252-9667). Please read the prospectus carefully before investing. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in this fund.

N O T  F D I C - I N S U R E D  N O T  B A N K - G U A R A N T E E D

Claymore Securities, Inc.

2455 Corporate West Drive

Lisle, Illinois 60532

Member of NASD/SIPC

Annual	Claymore/Zacks
Report	Multi-Cap Opportunities Fund
November 30, 2006

NOT FDIC-INSURED NOT BANK- GUARANTEED MAY LOSE VALUE

www.claymore.com

. . . your road to the LATEST,

most up-to-date INFORMATION about the

Claymore/Zacks Multi-Cap Opportunities Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com, you will find:

•	Daily and historical fund pricing, monthly and quarterly fund returns, portfolio holdings and characteristics, distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and copies of shareholder reports.

Claymore Securities is constantly updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report | November 30, 2006

Claymore/Zacks Multi-Cap Opportunities Fund

Dear Shareholder|

We are delighted to submit the annual shareholder report for Claymore/Zacks Multi-Cap Opportunities Fund. This report discusses performance from the Fund’s commencement of operations on December 5, 2005 through November 30, 2006. As you may know, the Fund’s primary investment objective is to provide capital appreciation. Its secondary objective is to provide shareholders with income through dividends. The Fund’s sub-adviser seeks to achieve these objectives by investing in a broadly diversified portfolio of equity securities that are allocated opportunistically to various capitalizations, styles, sectors and industries.

Zacks Investment Management, Inc. (“ZIM”) is the Fund’s sub-adviser. ZIM is owned by Zacks Investment Research, Inc., a pioneer in the use of earnings-based research.

In this measurement period, the Fund’s Class A Shares generated a total return of 10.40%, at net asset value.1 The return represents a gain in net asset value from $15.00 at inception to $16.56 on November 30, 2006. If sales charges had been included, returns would have been lower. (Please see page 6 for complete performance information and adjusted returns of all share classes.) There is a fee waiver currently in place for this Fund through March 31, 2009. Without this waiver Fund returns would have been lower. (Please see Note 3 in the Notes to Financial Statements on page 14 for more information on this fee waiver.) By comparison, the Russell 3000 Index returned 13.34%. The Russell 3000 Index is a broadly diversified and unmanaged index that tracks the performance of approximately 3,000 of the largest, publicly-traded U.S. stocks. Index returns reflect the reinvestment of all distributions. It is not possible to invest directly in an index.

To learn more about the Fund’s performance in this fiscal period, we encourage you to read the Questions & Answers section of the report on page 4. In it, you’ll find information on the investment philosophy and discipline of ZIM, their views on the overall market environment and information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit our website at www.claymore.com or call 877-CLAYMORE (877-252-9667) for account information.

Sincerely,

Nicholas Dalmaso

Claymore/Zacks Multi-Cap Opportunities Fund

[1]	Past performance does not guarantee future performance. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns include reinvestment of dividends and capital gains. Please visit www.claymore.com for more current performance data.

Annual Report | November 30, 2006 | 3

Claymore/Zacks Multi-Cap Opportunities Fund

Questions & Answers|

Benjamin L. Zacks, Portfolio Manager

Portfolio Manager Ben Zacks founded Zacks Investment Management, Inc. in 1991, a registered investment adviser that became the money management subsidiary of Zacks Investment Research, Inc., which he co-founded in 1978. He is responsible for overseeing the firm’s investment strategies and has direct portfolio management responsibility for several of the strategies. Ben is a nationally-recognized investment strategist with particular expertise related to corporate earnings. He has been featured extensively in the financial media. Ben holds a B.A. in Economics from Boston University.

Mitch E. Zacks, Portfolio Manager

Portfolio Manager Mitch Zacks joined Zacks Investment Management, Inc. in 1996. Since 1999, Mitch has served as Director of Quantitative Modeling and as a Zacks Portfolio Manager. Mitch is integrally involved in Zacks’ research efforts and has portfolio management responsibility for several of the strategies. Mitch has been featured in the financial media, written a weekly column for the Chicago Sun-Times and recently published a book on quantitative investment strategies. He has more than 10 years of investment experience. Mitch received a B.A. in Economics from Yale University and an M.B.A. in Analytic Finance from the University of Chicago.

Claymore/Zacks Multi-Cap Opportunities Fund is managed by Zacks Investment Management, Inc. In the following interview, Portfolio Co-Managers Ben Zacks and Mitch Zacks discuss how they structured the portfolio and how the Fund performed from its inception on December 5, 2005 through November 30, 2006.

Please tell us about the market environment during the Fund’s first fiscal period.

While the market moved forward during the fiscal period, it did so with a good deal of volatility. The market was strong from the Fund’s inception on December 5, 2005 through the beginning of May. In May, concerns of increasing inflation and potentially more short-term interest rate hikes by the Federal Reserve Board (the “Fed”) spooked the market and resulted in a short-term correction that lasted through July. As commodity and home prices began to moderate, market performance improved and performance remained strong through November 30, 2006.

The global economy continued to strengthen, thereby driving further expansion of global markets which fueled demand for goods and services across the market. After increasing the federal funds rate on June 29, 2006, the Fed made no other changes to monetary policy in the fiscal year, which was a positive for the market. It appears to us that the Fed’s interest rate tightening cycle that began in June 2004 is now complete. Small-capitalization stocks and value-style stocks continued to drive domestic market returns and international stocks have performed even better.

Please tell us about the Fund’s performance?

The Fund’s Class A Shares, at net asset value, returned 10.40% from their inception on December 5, 2005 through November 30, 2006.1 This return trailed the 13.34% return of the Fund’s benchmark, the Russell 3000 Index and the 13.08% return of the Standard & Poor’s 500 Index (“S&P 500”) for the same period. (Please see page 6 for complete performance information for both share classes and sales charge adjusted returns.) There was a fee waiver in place during the period, which will remain in effect until March 31, 2009. Without this waiver, the Fund’s returns would have been lower during this period. Through May, the Fund’s return had exceeded the returns of these benchmark indices. In July, however, many of the Fund’s energy holdings endured losses, which caused the Fund to give up its relative performance advantage. Since then performance has improved.

Before we discuss the specific attributes of the Fund’s performance, will you remind us of how you select securities for the Fund?

The Fund’s primary investment objective is capital appreciation. We seek to achieve that objective by investing in a varied portfolio of equity securities that are chosen based on decades of earnings research and a stock ranking model provided by our parent company,

Zacks Investment Research, and by thorough fundamental research.

The Fund’s investment strategy is two-pronged. Mitch Zacks conducts the quantitative screening of stock candidates by employing the Zacks Rank model. Ben Zacks then applies extensive qualitative, bottom-up fundamental analysis on the potential candidates for investment. Ben considers 25 fundamental factors related to margins, growth rates, and price-to-earnings ratios. Together we construct the portfolio and continually evaluate the stocks in each sector against one another and as an input for buy and sell decisions, keeping a keen eye on the impact that each

[1]	Past performance does not guarantee future performance. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns include reinvestment of dividends and capital gains. Please visit www.claymore.com for more current performance data.

Zacks Investment Research and the Zacks Rank

Zacks Investment Research, Inc. is the parent of Zacks Investment Management, Inc. and has studied the brokerage community and provided research on Wall Street opinions to institutional and individual investors for nearly 20 years. Zacks Research covers 4,000 companies and accumulates research from more than 3,500 investment analysts from more than 185 U.S. and Canadian brokerage firms. Zacks believes that revisions in analysts’ earnings estimates are critical in determining stock price direction.

The Zacks Rank is a ranking system that is based on a quantitative model that uses four factors related to earnings estimates to classify stocks into five groups. It is a sensitive indicator that is updated daily. Only 5% of the stock universe will be a Zacks #1 rank (strong buy). More importantly, at all times, approximately the same number of stocks are assigned a Zacks #5 rank (strong sell). Zacks believes this equality between strong buy and strong sell recommendations makes the Zacks Rank a more reliable indicator than individual brokerage recommendations.

4 | Annual Report | November 30, 2006

Claymore/Zacks Multi-Cap Opportunities Fund | Questions & Answers continued

addition or deletion will have on the overall risk level of the Fund. We invest in a large number of stocks that are diversified across sectors, industries and market capitalizations. Sector and market capitalization positioning is determined on a bottom-up basis by the areas in the market experiencing the most favorable trends in estimate revisions. We rely on our firm’s years of research to guide us to sectors in the market that have been more responsive to estimate revisions, and this analysis is incorporated in arriving at sector weights. Sector weights are continually evaluated and adjusted if necessary because we believe strong portfolio performance over time comes from correct sector positioning.

We seek to add value for shareholders in three ways. First, we strive to efficiently execute the Zacks Rank model. Second, we seek to invest in stocks that have received revised upward earnings estimates – before their prices move higher. Finally we implement risk management techniques through diversification at both sector and security levels. We believe our disciplined process results in a portfolio that has the potential to perform well in a variety of market environments.

What most helped the Fund’s performance?

The Fund has maintained an overweight position in the consumer discretionary sector relative to its Russell 3000 Index benchmark. Until June this positioning reduced the overall return of the strategy as high energy prices and inflation concerns damaged stocks within the consumer discretionary sector. We believe that the dip in energy prices that began in August and continued through this fiscal period, however, has changed market sentiment about these stocks. For the first time in years, consumers did not witness inflated natural gas prices as they approached the winter season. We believe this has continued consumer spending, which has helped to support strong performance in the Fund’s positions within the consumer discretionary sector. Specifically the Fund’s position in Priceline.com (1.3% of total investments), an internet travel company, helped performance. The company’s international business expansion and increased retail offerings continue to be the primary drivers of its overall growth. Earnings per share estimates for Priceline.com have remained strong.

Which areas of the Fund hurt performance?

The Fund’s Energy holdings hurt overall performance. After reaching nearly $80 a barrel of oil this summer, the price per barrel of oil then declined and dipped temporarily below $60 in October. Although the Fund did not hold an overweight position in the energy sector, declines throughout the group reduced overall performance. Specifically, the Fund’s position in Helix Energy Solutions (no longer held in the portfolio), an energy service company, hurt performance. Helix stock suffered declines with the rest of the energy sector, but was dragged down further when analysts cut their earnings estimates for the company. Based on the estimate revisions, and our disciplined security selection process, we removed Helix from the portfolio.

Please tell us about your outlook for the economy and equities in 2007?

We expect to see slowing growth and lower inflation in 2007. Inflationary concerns have been mentioned frequently by the Fed, but recent reports should assuage those fears. Employment is also exhibiting favorable signs. Payroll figures have risen and signal a solid, yet not overheating labor market. Steady employment growth should support consumer spending. With a suffering housing market, job growth is an important counter-weight in keeping the economy growing. The service sector provided more good news as it continues to show resiliency and strength, buoyed by lower gas prices and increased consumption. Despite the relatively strong positive earnings surprises in the third quarter, we see a slight slowdown in earnings growth for the fourth quarter of 2006. This aggregate slowdown in earnings is being buffered by an expansion of price-to-earnings multiples. These factors bode well for the equity market and the Fund in the coming year.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

The Fund has a limited history of operations.

Investment Risk. An investment in the Fund is subject to risks, and you could lose money on your investment. There can be no assurance that the Fund will achieve its investment objective.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Risks of Mid-Cap and Small-Cap Companies. The securities of small-cap or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

Income and Distribution Risk. The income that shareholders receive from the Fund through annual distributions is based primarily on the dividends and interest the Fund earns from its investments. Dividend payments the Fund receives can vary widely and there is no guarantee that they will be paid at all.

Foreign Investment Risk. Although the Fund will limit its investment in securities of foreign issuers to ADRs and Canadian issuers, the Fund’s investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Please refer to the prospectus for more complete risk information.

In addition to the risks described, there are certain other risks related to investing in the Fund. These risks are described further in the Prospectus and Statement of Additional Information.

Annual Report | November 30, 2006 | 5

Claymore/Zacks Multi-Cap Opportunities Fund

Fund Performance and Fund Summary | November 30, 2006

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund’s Class A shares, made at its inception and including payment of the sales charge, with a similar investment in the Russell 3000 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results.

The Russell 3000 Index is a broad representation of the U.S. equity market. The index does not reflect expenses, fees or sales charges, which would lower performance. The index is unmanaged and it is not possible to invest in an index. Index data source: www.russell.com.

	Class A Shares		Class C Shares
(Inception Date 12/05/2005)	Unadjusted for sales charges	Adjusted for the maximum sales charge	Unadjusted for sales charges or CDSC	Adjusted for the maximum sales charge or CDSC
Since Inception	10.40%	4.05%	9.53%	8.53%

Performance information represents past performance. There is no guarantee of future results. Current performance may be higher or lower than returns shown. For more current Fund information, please visit www.claymore.com. When redeemed, Fund shares may be worth more or less than their original cost.

Total returns with sales charge reflect payment of the maximum sales charge of 5.75% for Class A shares and a contingent deferred sales charge of 1.00% for Class C shares if redeemed within 12 months of purchase and 0.50% if redeemed during months 13-18 (applicable to shares purchased after March 31, 2006). The total returns of individual share classes will differ due to varying sales charges and expenses between the classes. Returns reflect the reinvestment of distributions made by the fund, if any. The deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares is not reflected in the total returns.

The Fund’s Adviser has waived or reimbursed fees or expenses; absent such waivers/reimbursements, the Fund’s returns would have been lower.

Sector Breakdown	% of Net Assets	Top Ten Holdings	% of Net Assets
Information Technology	19.4%	AT&T, Inc.	2.3%
Consumer Discretionary	16.7%	iShares Russell 2000 Growth Index Fund	2.0%
Industrials	13.1%	Manpower, Inc.	1.7%
Health Care	12.0%	ConocoPhillips	1.7%
Financials	11.0%	McDonald’s Corp.	1.6%
Consumer Staples	10.7%	Ralcorp Holdings, Inc.	1.6%
Investment Companies	3.5%	Franklin Resources, Inc.	1.6%
Utilities	3.2%	Pepsico, Inc.	1.6%
Materials	3.1%	Marriott International, Inc.	1.6%
Telecommunication Services	3.0%	W.R. Berkley Corp.	1.6%

Energy	1.7%

Total Investments	97.4%
Other Assets in excess of Liabilities	2.6%

Net Assets	100.0%

Sectors and holdings are as a percentage of net assets, and are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

6 | Annual Report | November 30, 2006

Claymore/Zacks Multi-Cap Opportunities Fund

Overview of Fund Expenses | November 30, 2006

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 6/01/06—11/30/06.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	6/1/06	11/30/06	6/1/06 - 11/30/06
Class A
Actual	$1,000	$1,060	$9
Hypothetical (5% annual return before expenses)	1,000	1,017	8

Class C
Actual	1,000	1,055	$12
Hypothetical (5% annual return before expenses)	1,000	1,013	12

*	Expenses are equal to the Fund’s annualized expense ratio of 1.65% and 2.40% for Class A and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the semi-annual period). The expense ratios reflect an expense waiver.
Assumes all dividends and distributions were reinvested.

Annual Report | November 30, 2006 | 7

Claymore/Zacks Multi-Cap Opportunities Fund

Portfolio of Investments | November 30, 2006

Number of Shares		Value
	Common Stocks - 93.9%
	Consumer Discretionary - 16.7%
309	Children’s Place Retail Stores, Inc. (The) (a)	$19,937
248	Harley-Davidson, Inc.	18,295
459	Hasbro, Inc.	12,278
239	J.C. Penney Co., Inc.	18,484
250	Laureate Education, Inc. (a)	12,993
467	Marriott International, Inc. - Class A	21,085
514	McDonald’s Corp.	21,573
302	NutriSystem, Inc. (a)	20,853
385	Phillips-Van Heusen Corp.	18,992
430	Priceline.com, Inc. (a)	16,981
47	Sears Holdings Corp. (a)	8,057
769	Staples, Inc.	19,586
377	The Men’s Wearhouse, Inc.	14,439

		223,553

	Consumer Staples - 10.7%
282	Archer-Daniels-Midland Co.	9,898
287	Colgate-Palmolive Co.	18,669
679	Hain Celestial Group, Inc. (a)	20,397
542	Kroger Co.	11,631
344	Pepsico, Inc.	21,318
171	Procter & Gamble Co.	10,737
425	Ralcorp Holdings, Inc. (a)	21,526
429	Safeway, Inc.	13,217
300	Wrigley (Wm.) Jr. Co.	15,732

		143,125

	Energy - 1.7%
329	ConocoPhillips	22,142

	Financials - 11.0%
339	Bank of America Corp.	18,255
461	E*Trade Financial Corp. (a)	11,096
200	Franklin Resources, Inc.	21,348
64	Goldman Sachs Group, Inc.	12,467
207	Hartford Financial Services Group	17,752
316	Metlife, Inc.	18,559
185	PNC Financial Services Group	13,078
366	Regions Financial Corp.	13,414
597	W.R. Berkley Corp.	20,961

		146,930

	Health Care - 12.0%
186	Becton Dickinson & Co.	13,340
413	Dentsply International, Inc.	13,187
328	Edwards Lifesciences Corp. (a)	15,036
368	Fisher Scientific International, Inc. (a)	16,129
162	Genentech, Inc. (a)	13,243
286	Johnson & Johnson	18,850
238	Laboratory Corp. of America Holdings (a)	16,850
238	Manor Care, Inc.	11,310
695	Mylan Laboratories, Inc.	14,102
586	Schering-Plough Corp.	12,898
197	WellPoint, Inc. (a)	14,907

		159,852

	Industrials - 13.1%
173	Armor Holdings, Inc. (a)	9,783
200	Boeing Co.	17,706
154	Burlington Northern Santa Fe Corp.	11,575
193	Emerson Electric Co.	16,733
230	ESCO Technologies, Inc. (a)	10,189
143	FedEx Corp.	16,506
341	Gardner Denver, Inc. (a)	13,040
191	General Cable Corp. (a)	8,118
312	Manpower, Inc.	22,152
302	Raytheon Co.	15,414
181	Terex Corp. (a)	10,140
130	Triumph Group, Inc.	6,898
357	Watson Wyatt Worldwide, Inc. - Class A	16,565

		174,819

	Information Technology - 19.4%
770	Altera Corp. (a)	15,315
389	Amdocs Ltd. (a) (Guernsey)	14,996
348	Autodesk, Inc. (a)	14,331
327	Automatic Data Processing Corp.	15,771
736	Cisco Systems, Inc. (a)	19,784
441	Comverse Technology, Inc. (a)	8,608
380	Electronic Data Systems Corp.	10,313
56	Freescale Semiconductor - Class B (a)	2,236
423	Harris Corp.	17,813
348	Hewlett-Packard Co.	13,732
183	International Business Machines Corp.	16,821
410	Identity Solutions, Inc.(a)	6,872
368	MEMC Electronic Materials, Inc. (a)	14,646
505	Microsoft Corp.	14,812
344	Molex, Inc. - Class A	9,677
406	Network Appliance, Inc. (a)	15,919
861	Oracle Corp. (a)	16,385
520	Synopsys, Inc (a)	13,286
509	VeriFone Holdings, Inc. (a)	17,184

		258,501

	Materials - 3.1%
240	Albemarle Corp.	16,738
679	Packaging Corp. of America	15,311
264	Pactiv Corp. (a)	9,095

		41,144

	Telecommunication Services - 3.0%
230	America Movil S.A. de C.V. - ADR (Mexico)	10,228
890	AT&T, Inc.	30,180

		40,408

	Utilities - 3.2%
242	California Water Service Group	9,796
295	TXU Corp.	16,930
306	WPS Resources Corp.	16,001

		42,727

	Total Common Stocks - 93.9%
	(Cost $1,140,196)	1,253,201

	Investment Companies - 3.5%
345	iShares Russell 2000 Growth Index Fund	27,158
526	Utilities Select Sector SPDR	19,325

	(Cost $42,261)	46,483

	Total Investments - 97.4%
	(Cost $1,182,457)	1,299,684
	Other Assets in excess of Liabilities - 2.6%	35,054

	Net Assets - 100.0%	$1,334,738

ADR	- American Depositary Receipt
(a)	Non-income producing security.

See notes to financial statements.

8 | Annual Report | November 30, 2006

Claymore/Zacks Multi-Cap Opportunities Fund

Statement of Assets and Liabilities l November 30, 2006

Assets
Investments in securities, at value (cost $1,182,457)	$1,299,684
Cash	56,487
Receivable from adviser	46,703
Dividends receivable	1,992
Deferred Offering Costs	1,097

Total assets	1,405,963

Liabilities
Payable for securities purchased	13,335
Distributor and affiliates	569
Accrued expenses and other liabilities	57,321

Total liabilities	71,225

Net Assets	$1,334,738

Composition of Net Assets
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$1,247,052
Net unrealized appreciation on investments	117,227
Net realized loss on investments	(29,541)

Net Assets	$1,334,738

Maximum Offering Price per Share

Class A Shares:
Net asset value and redemption price per share (Based on net assets of
$916,562 and 55,340 shares of beneficial interest issued and outstanding)	$16.56
Maximum sales charge (5.75%* of offering price)	1.01

Maximum offering price to public	$17.57

Class C Shares:
Net asset value and offering price per share (Based on net assets of $418,176 and 25,449 shares of beneficial interest issued and outstanding)	$16.43

*	On sales of $50,000 or more, the sales charge will be reduced.

See notes to financial statements.

Annual Report | November 30, 2006 | 9

Claymore/Zacks Multi-Cap Opportunities Fund

Statement of Operations | For the Period December 5, 2005* through November 30, 2006

Investment Income
Dividends (net of foreign withholding taxes of $ 2)	$8,514
Interest	744

Total income		$9,258

Expenses
Offering costs	98,903
Professional fees	62,083
Printing	30,509
Shareholder services	30,497
Custody	22,394
Registration	11,149
Trustees’ fees and expenses	9,720
Advisory fee	6,170
Fund accounting	3,491
Distribution (12b-1) and service fees (attributed to Class A and C of $1,222 and $1,943, respectively)	3,165
Insurance	2,602
Administration fee	274
Miscellaneous	2,465

Total expenses		283,422

Investment advisory fee waived		6,170
Other expenses waived or reimbursed		264,524

Net expenses		12,728

Net investment loss		(3,470)

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments		(29,541)
Net unrealized appreciation		117,227

Net realized and unrealized gain on investments		87,686

Net Increase in Net Assets from Operations		$84,216

*	Commencement of investment operations

See notes to financial statements.

Annual Report | November 30, 2006 | 10

Claymore/Zacks Multi-Cap Opportunities Fund

Statement of Changes in Net Assets |

For the Period December 5, 2005* through November 30, 2006
Operations
Net investment loss	$(3,470)
Net realized loss on investments	(29,541)
Net change in unrealized appreciation on investments	117,227

Net increase in net assets resulting from operations	84,216

Capital Transactions
Net proceeds from shares sold	1,289,964
Cost of shares repurchased	(44,442)

Net change in net assets from capital transactions	1,245,522

Total increase in net assets	1,329,738

Net Assets
Beginning of period	5,000

End of period (including undistributed net investment income of $0)	$1,334,738

*	Commencement of investment operations.

See notes to financial statements.

Annual Report | November 30, 2006 | 11

Claymore/Zacks Multi-Cap Opportunities Fund

Financial Highlights | Class A

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Period December 5, 2005** through November 30, 2006

Net Asset Value, Beginning of Period	$15.00

Income from Investment Operations
Net investment loss(a)	(0.04)
Net realized and unrealized gain on investments	1.60

Total from investment operations	1.56

Net Asset Value, End of Period	$16.56

Total return*(b)	10.40	%***

Ratios and Supplemental Data
Net assets, end of period (thousands)	$917
Ratio of expenses to average net assets*(c)	1.65%
Ratio of net investment loss to average net assets*(c)	(0.29)%
Portfolio turnover rate	93	%***

*	If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of expenses to average net assets (c)	41.38%
Ratio of net investment loss to average net assets (c)	(40.02)%
**	Commencement of investment operations
***	Non-annualized
(a)	Based on average shares outstanding during the period.
(b)	Does not include payment of maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
(c)	Annualized.

See notes to financial statements.

12 | Annual Report | November 30, 2006

Claymore/Zacks Multi-Cap Opportunities Fund

Financial Highlights | Class C

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Period December 5, 2005** through November 30, 2006
Net Asset Value, Beginning of Period	$15.00

Income from Investment Operations
Net investment loss(a)	(0.15)
Net realized and unrealized gain on investments	1.58

Total from investment operations	1.43

Net Asset Value, End of Period	$16.43

Total return*(b)	9.53	%***

Ratios and Supplemental Data
Net assets, end of period (thousands)	$418
Ratio of expenses to average net assets*(c)	2.40%
Ratio of net investment income to average net assets*(c)	(1.04)%
Portfolio turnover rate	93	%***

*	If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of expenses to average net assets (c)	42.13%
Ratio of net investment loss to average net assets (c)	(40.77)%
**	Commencement of investment operations.
***	Non-annualized
(a)	Based on average shares outstanding during the period.
(b)	Does not assume payment of maximum CDSC of 1% charged on certain redemptions made within one year of purchase and 0.50% if redeemed during months 13-18 (applicable to shares purchased after March 31, 2006). If the sales charge was included total returns would be lower. These returns include Rule 12b-1 fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
(c)	Annualized.

See notes to financial statements.

Annual Report | November 30, 2006 | 13

Claymore/Zacks Multi-Cap Opportunities Fund

Notes to Financial Statements | November 30, 2006

Note 1 – Organization:

Claymore/Zacks Multi-Cap Opportunities Fund (the “Fund”) is organized as a diversified series of the Claymore Trust, a Delaware statutory trust which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide capital appreciation and, to a lesser extent, income through dividends. The Fund will invest primarily in a diversified portfolio of equity securities. The Fund commenced investment operations on December 5, 2005, with two classes of shares, Class A and Class C.

Note 2 – Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.

(c) Distributions to Shareholders

The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 – Investment Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will oversee the activities of Zacks Investment Management, Inc. (the Fund’s “Sub-Adviser”) for a fee, payable monthly, equal to an annual rate of 0.90% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.65% and 2.40% of the Fund’s average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until March 31, 2009, at which time it is eligible for renewal. For the period ended November 30, 2006, the Adviser waived all of its advisory fees and reimbursed other expenses, including the administration fee, of approximately $264,500. For a period of five years subsequent to the Fund’s commencement of operations, the Adviser may recover from the Fund fees and expenses previously waived or reimbursed during the prior three years, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit. At November 30, 2006, the amount of these potentially recoverable expenses was approximately $270,700. Offering costs in the amount of $100,000 were incurred by the Fund, and are currently being amortized over a one-year period.

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser, under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; votes proxies; and pays the compensation of all officers of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.45% of the Fund’s average daily net assets.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Fund:

Net Assets	Rate
First $200,000,000	0.04%
Next $300,000,000	0.03%
Next $500,000,000	0.02%
Over $1,000,000,000	0.01%

For the period ended November 30, 2006, the Adviser waived all of its administration fee.

The Bank of New York (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

U.S. Bancorp Fund Services, LLC acts as the Fund’s transfer agent. U.S. Bancorp is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser. The Fund does not compensate its officers or trustees who are officers or directors of the Adviser.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At November 30, 2006, the Fund had an accumulated capital loss carryforward for tax purposes of $27,643, which will expire on November 30, 2014. Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and elected to defer net post-October capital losses during 2006 in the amount of $1,522.

14 | Annual Report | November 30, 2006

Claymore/Zacks Multi-Cap Opportunities Fund | Notes to Financial Statements continued

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to a net operating loss totaling $3,470 was reclassified from net investment loss to capital.

Information on tax components of investments and net assets as of November 30, 2006 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Undistributed Long-Term Gains/ (Accumulated Capital Loss)
$1,182,833	$123,246	$(6,395)	$116,851	$(29,165)

The differences between book and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.

The final determination of the source of the 2006 distributions, if any, for tax purposes will be made after the end of the Fund’s fiscal year and will be reported to shareholders in January 2007 on IRS Form 1099-DIV. The Fund did not pay any distributions for the period ended November 30, 2006.

Note 5 – Capital Transactions:

For the period ended November 30, 2006, capital transactions were as follows:

	For the period ended November 30, 2006
	Shares	Value
Sales:
Class A	57,386	$892,366
Class C	25,901	397,598

Total Sales	83,287	$1,289,964

Repurchases:
Class A	(2,213)	$(34,870)
Class C	(618)	(9,572)

Total Repurchases	(2,831)	$(44,442)

At November 30, 2006, Claymore Securities, Inc., an affiliate of the Adviser, owned 3,333 shares of each class of shares.

The Fund imposes a redemption fee of 2.00% of the total redemption amount on all shares redeemed or exchanged within 30 days of purchase or exchange into the Fund. The redemption fee is paid directly to the Fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. The Fund received $124 in redemption fees during the period, which have been netted with cost of shares repurchased on the Statement of Changes in Net Assets.

Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the value of the redemption. The CDSC will be imposed on most redemptions made within one year of the purchase for Class C Shares. For purchases made after March 31, 2006, a CDSC of 0.50% will be imposed on most redemptions made within months 13-18 of the purchase of Class C Shares. Sales charges do not represent expenses to the Fund. Claymore Securities, Inc. did not retain any CDSC for the year ended November 30, 2006.

Note 6 – Investment Transactions:

For the period ended November 30, 2006, purchases and sales of investments, excluding short-term investments, were $1,859,686 and $647,688, respectively.

Note 7 – Distribution and Service Plan:

The Fund has adopted a distribution and service plan (the “Plan”) with respect to its Class A Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and pays service fees in connection with the provision of services to shareholders of each class and the maintenance of shareholder accounts. Annual fees under the Plan, of up to .25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets, are accrued daily. The annual fees for Class A Shares and Class C Shares are paid quarterly. The 12b-1 plan is used to induce or compensate financial intermediaries to provide distribution and/or services to the Fund and their shareholders. Included in these fees are payments retained by Claymore Securities, Inc., which were approximately $2,200 for the period ended November 30, 2006.

Note 8 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – New Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

Annual Report | November 30, 2006 | 15

Claymore/Zacks Multi-Cap Opportunities Fund

Report of Independent Registered Public Accounting Firm |

To the Shareholders and Board of Trustees of

Claymore/Zacks Multi-Cap Opportunities Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Claymore/Zacks Multi-Cap Opportunities Fund (one of the funds constituting the Claymore Trust (the “Trust”)), as of November 30, 2006, and the related statement of operations, statement of changes in net assets, and financial highlights for the period from December 5, 2005 (commencement of investment operations) through November 30, 2006. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Claymore/Zacks Multi-Cap Opportunities Fund of the Trust at November 30, 2006, and the results of its operations, changes in its net assets and financial highlights for the period from December 5, 2005 (commencement of investment operations) through November 30, 2006, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 17, 2007

16 | Annual Report | November 30, 2006

Claymore/Zacks Multi-Cap Opportunities Fund

Supplemental Information | (unaudited)

Trustees

The Trustees of the Claymore/Zacks Multi-Cap Opportunities Fund and their principal occupations during the past five years are as follows:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations	Number of Funds in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2005	Formerly, Senior Vice President and Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	19	None.

Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2005	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions from 2000-present. Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	22	None.

Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2005	Formerly Vice President, Manager, and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988-1999), each of John Nuveen & Co., Inc. (asset manager) (1982-1999).	20	None.

Interested Trustees:

Nicholas Dalmaso† Year of Birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2005	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. Formerly Assistant General Counsel, John Nuveen and Co., Inc. (1999-2001). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999)	22	None.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	Trustees serve until their successors have been duly elected.
***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.
†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

Additional information about Fund Trustees is available in the Fund’s Statement of Additional Information, without charge, upon request by calling (877)252-9667.

Officers

The Officers of the Claymore/Zacks Multi-Cap Opportunities Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:

Steven M. Hill Year of Birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2005	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc., 2005-present; Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc., 2003-2005; Treasurer of Henderson Global Funds and Operations Manager of Henderson Global Investors (NA) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001)

Melissa Nguyen Year of Birth: 1978 Secretary	Since 2005	Vice President of Claymore Securities, Inc.; Previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

William Belden Year of Birth: 1965 Vice President	Since 2005	Managing Director of Claymore Advisors, LLC. Previously, Vice President of Product Management at Northern Trust Global Investments (1999-2005); and Vice President of Product Development at Stein Roe & Farnham (1995-1999).

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006	Vice President – Fund Compliance Officer of Claymore Advisors, LLC (Feb. 2006 – present). Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006), Director – Compliance of Harrisdirect LLC (1999-2003).

James Howley Year of Birth: 1972 Assistant Treasurer	Since 2005	Vice President, Fund Administration of Claymore Advisors, LLC. (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Annual Report | November 30, 2006 | 17

Claymore/Zacks Multi-Cap Opportunities Fund

Fund Information |

Board of Trustees	Officers	Investment Adviser
Randall C. Barnes	Nicholas Dalmaso	Claymore Advisors, LLC
	Chief Legal and Executive Officer	Lisle, IL
Nicholas Dalmaso*
	Steven M. Hill	Investment Sub-Adviser
Ronald A. Nyberg	Chief Financial Officer,	Zacks Investment Management, Inc.
	Chief Accounting Officer and Treasurer	Chicago, IL
Ronald E. Toupin, Jr.
	Melissa Nguyen	Distributor and Servicing Agent
* Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.	Secretary	Claymore Securities, Inc. Lisle, IL
William Belden
	Vice President	Custodian and
Fund Accounting Agent
	Bruce Saxon	The Bank of New York
	Chief Compliance Officer	New York, NY

	James Howley	Transfer Agent
	Assistant Treasurer	U.S. Bancorp Fund Services, LLC
Milwaukee, WI

Legal Counsel
Vedder, Price, Kaufman &
Kammholz, P.C.
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Privacy Principles of Claymore/Zacks Multi-Cap Opportunities Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

This report is sent to shareholders of Claymore/Zacks Multi-Cap Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 252-9667 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 252-9667 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

18 | Annual Report | November 30, 2006

Claymore/Zacks Multi-Cap Opportunities Fund

About the Fund Manager |

Zacks Investment Management, Inc.

The Zacks organization operates in two related financial service specialties:

Independent Research and Investment Management.

Zacks Investment Research, Inc. (ZIR) was formed in 1978 to compile, analyze, and distribute brokerage research to both institutional and individual investors. In 1978, the team at Zacks set out to find patterns in brokerage research data that would serve as an accurate indicator of the future direction of stock price. What they discovered is that Earnings Per Share (EPS) estimate revisions are the most powerful force impacting stock prices. Based on this research, Zacks created the Zacks Rank, which is a quantitative model that uses four factors related to earnings estimates to classify stocks into five groups, with “1” being the highest and “5” being the lowest. Each year Zacks processes over 500,000 pages of brokerage research produced by the 3,500 investment analysts employed by 185 U.S. and Canadian brokerage firms. In addition, each week the firm records 25,000 earnings estimate revisions and changes in brokerage firm recommendations. In 1991, after significant quantitative analysis demonstrated strategy efficacy, Zacks Investment Management, Inc. (ZIM) was formed. ZIM gives investors the opportunity to benefit from Zacks’ expertise in estimate revisions and risk management.

Investment Process

The ZIM investment process is straight forward. The managers buy stocks with rising earnings estimates and improving fundamentals. They strive to add value in three ways:

1.	By efficiently executing the Zacks Rank model.

2.	By seeking to invest in stocks that have received revised upward earnings estimates, before their prices move higher.

3.	By implementing risk management techniques through diversification at both sector and security levels.

Annual Report | November 30, 2006 | 19

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.claymore.com or by calling 877-CLAYMORE (877-252-9667). Please read the prospectus carefully before investing. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in this fund.

Claymore Securities, Inc.
2455 Corporate West Drive Lisle, IL 60532
Member NASD/SPIC	NOT FDIC-INSURED | NOT BANK- GUARANTEED | MAY LOSE VALUE

CZOAX-AR-1106

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	No information need be disclosed pursuant to this paragraph.

(c) During the period covered by the shareholder report presented in Item 1, the Code of Ethics was revised to include more detail regarding the procedures to be followed for investigating, enforcing and reporting Code of Ethics issues.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f)     (1) The registrant’s Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Ronald E. Toupin. Mr. Toupin is an independent Trustee for purposes of this Item 3 of Form N-CSR. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which includes review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation of identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were approximately $80,000 and $60,000 for the fiscal periods ending November 30, 2006 and November 30, 2005, respectively.

(b) Audit-Related Fees: the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a), include agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $0 and $0 for the fiscal periods ending November 30, 2006 and November 30, 2005, respectively.

(c) Tax Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were approximately $30,000 and $17,000 for the fiscal periods ending November 30, 2006 and November 30, 2005, respectively.

(d) All Other Fees: the aggregate fees billed for both the fiscal years ending November 30, 2006 and November 30, 2005 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were $0.

(e) Audit Committee Pre-Approval Policies and Procedures:

(i) The Registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2	Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

IV.C.3	Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(ii) 100% of services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the Fund’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant for each of the last two fiscal periods of the registrant were $0.

(h) Not Applicable.

Item 5.	Audit Committee of Listed Registrants.

(a) Not Applicable.

(b) Not Applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that based on such evaluation, the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2 of the Investment Company Act of 1940.

(a)(3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Trust

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:	February 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:	February 7, 2007

By:	/s/ Steven M. Hill
Name:	Steven M. Hill
Title:	Treasurer and Chief Financial Officer
Date:	February 7, 2007